                                     LOOMIS
                                     ------
                                     SAYLES
                                     ------
                                     FUNDS
                                     ------


                                 EQUITY FUNDS
                                ANNUAL REPORT
                              DECEMBER 31, 1997


                          A FAMILY OF NO-LOAD FUNDS


                             ONE FINANCIAL CENTER
                         BOSTON, MASSACHUSETTS 02111
                                (617) 482-2450

LOOMIS SAYLES FUNDS
--------------------------------------------------------------------------------

---------------
[Photo of
Daniel J. Fuss]
---------------
Daniel J. Fuss


DEAR SHAREHOLDERS:
You may recall our mid-year discussion; it's time for an update.

We spoke in June about the world being a peaceful place, providing a friendly environment for investors of capital. We reviewed our global economy, surrounded by an ocean of liquidity. We commented on central banks contemplating their next monetary tactics, without the necessary political and popular support to carry them through. And we gave a play-by-play on the antics of mischievous hockey players, who add risk to the market by trying to wrest incremental return. At the time, I was struck by the truth behind an old Malaysian saying, "just because the river is quiet does not mean the crocodiles have left."

In fact, the river turned out to be full of crocodiles. Not only have many of them surfaced, they chased the hockey players and have been rather hard on some of the slower moving ones.

The upset in Asia and the brief, but powerful, upset in Latin America forced many of the hockey players off of the rink. The "yen/dollar carry trade" effect moderated, but this basic arbitrage between very low interest rates in Japan and higher rates in the dollar block countries, the United States, Canada, New Zealand and Australia, continues to attract many investors. While speculative in nature, this carry trade does lend considerable support to both the stock and bond markets in North America. "Virtual hedging", where plans are made to sell stocks when the market declines past a certain point, apparently continues unabated. This could lead to trouble at some point; so far, it has not.

Valuations are still relatively tight in the developed world, with not much return premium being paid for uncertainty. The collapse of the Asian currencies and markets has created tremendous undervaluation in emerging markets and Yankee bonds, which are bonds issued by foreign governments, but sold in the U.S. and denominated in dollars. Risks have escalated, along with potential returns.

World economic growth prospects are not as encouraging as they were. The currency and market turmoil is taking its toll. "Disinflation" is now the optimistic word for product price trends. Thus, the inflationary pressure from tighter labor markets in North America is being offset by lower product prices worldwide. Except for Canada and a few minor adjustments in anticipation of the European Monetary Union, we should not see any meaningful tightening by central banks as long as the current uncertainty continues.

There is still ample liquidity to meet investment demands. Valuation levels on U.S. equities seem high, particularly as earnings growth is likely to slow. Yet lower bond yields provide powerful support and there are some good values now available in some parts of the world.

Other than not getting too close to the river, as the crocodiles still lurk, the current environment is still a good one for investing. However, a heightened sense of caution is in order.

Thanks again for investing with us.

Sincerely,

/s/ Daniel J. Fuss
Daniel J. Fuss
President, Loomis Sayles Funds

[Photo of
John F. Yeager, III]

John F. Yeager, III

DEAR SHAREHOLDERS:
WHAT DOES IT TAKE FOR AN INVESTMENT MANAGEMENT FIRM TO CONTINUE TO BUILD ON PAST SUCCESS?

IT TAKES EXPERIENCE
Loomis Sayles Funds builds upon the experience of its adviser, Loomis Sayles & Company, L.P., which has been investing for demanding institutional and high net worth clients for over seventy years. Loomis Sayles has been around long enough to see all the ups and the downs of the market - the crash of '29, the recession of '73-74, the crash of '87 - and we know how to respond in those markets. We invest for the long-term and employ methodologies which are time-tested. We don't go for the quick and easy return but take calculated risks, which we feel should generate favorable returns. We've learned that investing with an eye to the future, without fad techniques or "swinging for the fence", helps generate more consistent performance. Our Fund portfolio managers have an average of 20 years experience in the investment industry and over 8 years tenure with Loomis Sayles. Manager tenure on all but three of our Funds is "since inception."

IT TAKES A DISCIPLINED TEAM

Loomis Sayles is structured to take advantage of our institutional heritage. Our Fund portfolio managers also manage money for large, institutional clients who appreciate and demand the style consistency that follows from the disciplined investment approach we employ.

Our Fund portfolio managers rely on our Research Group, which is one of the largest in the business. We endeavor to provide superior investment performance by taking advantage of inefficiencies in the market uncovered through solid, unbiased fundamental research on companies and industries. Our firm commits approximately over $13 million annually to our Research Group and our analysts are directly compensated for their long-term effectiveness. This is a place to build a career within Loomis Sayles, not a starting point on the way to becoming a portfolio manager.

IT TAKES GOOD MANAGEMENT

We offer our Funds with lower expense ratios and lower management fees than many other fund companies and that helps you maximize your investment dollar. Our portfolio managers look to keep expenses down by executing trades efficiently and seeking to keep our turnover rate low.

IT TAKES A WILLINGNESS TO LISTEN AND DELIVER MORE TO BUSINESS PARTNERS AND SHAREHOLDERS

At Loomis Sayles Funds, we listen to client and shareholder needs and respond to them with focused products, timely information and quality service. We believe this flexibility and responsiveness is paramount in providing viable solutions to client demands.

Loomis Sayles Funds can't guarantee returns based on past performance, but we can assure you that we've seen just about every kind of market that may come our way, we're structured to invest for the long term, we're committed to bottom up research and we won't be straying from our stated investment style. We'll be working harder for you - investing based on tried and true methods, offering additional fund choices, providing current information and business tools and improving our service delivery.

WHAT DOES IT TAKE FOR AN INVESTMENT MANAGEMENT FIRM TO REPLICATE PAST SUCCESS?

IT TAKES LOOMIS SAYLES FUNDS.

Thanks for investing with us.

Sincerely,

/s/ John F. Yeager, III
John F. Yeager, III
Vice President, Loomis Sayles Distributors, L.P.

THE LOOMIS SAYLES FUNDS ANNUAL REPORT
ECONOMIC AND MARKET OVERVIEW - 1997
--------------------------------------------------------------------------------

STOCK MARKET OVERVIEW

1997 was an exciting year for stock markets around the world, including in the U.S. For the first time in its history, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) posted three consecutive years of returns greater than 20%. After a strong January, weakness in the technology sector and small cap stocks left the equity market with lackluster results leading into the second quarter. This changed quickly as investors abandoned their concern that continued economic strength would lead the Federal Reserve Board (the Fed) to increase interest rates. The bulk of the market's yearly gain occurred from mid April to early August, fueled by strong economic growth and subdued inflation. After lagging for most of the year, small and mid-cap stocks briefly outperformed large cap stocks during the summer. However, the unfolding crisis in Asia put a damper on enthusiasm for small and mid-cap stocks during the fourth quarter. Due to the Asian crisis, the U.S. stock market experienced a high level of volatility from October 27th right through to the close of the year.

Investors became increasingly defensive as the Asian turmoil intensified. Large-cap stocks, perceived as being safer and more liquid, performed well relative to small and mid-cap stocks. For the year, the S&P 500 Index's 33.35% return outpaced the Russell 2000 Index, which gained 22.36%. The utility, financial, consumer cyclical and healthcare sectors performed well for the year. Basic industries, capital goods, technology, transportation, and energy underperformed the market. Large-cap growth stocks outperformed large-cap value stocks with returns of 36.38% vs. 29.99% respectively, as measured by the S&P Barra Growth and S&P Barra Value Indexes.

While several international markets posted excellent gains during the year, the freefall in the Asian markets in the second half of the year took center stage. Thailand, Malaysia, Indonesia, South Korea and the Philippines were among the markets hit hardest. Time will tell whether the markets overreacted or were justified in their response to the Asian crisis.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS TOTAL RETURN(1) vs. LIPPER CATEGORY(2)

                              Core                             International
                             Value               Growth           Equity
                          -----------          ----------       -----------
ONE YEAR
    Loomis Sayles ....       29.21               24.51             -0.98
    Lipper ...........       27.14               25.30             5.44
    Rank .............     210 of 624          497 of 834       357 of 426
    Percentile .......         34                  60               84

THREE YEARS
    Loomis Sayles ....       28.40               25.01             8.40
    Lipper ...........       26.49               25.11             8.57
    Rank .............     113 of 402          294 of 516       127 of 257
    Percentile .......         28                  57               49

FIVE YEARS
    Loomis Sayles ....       18.61               15.52             11.63
    Lipper ...........       17.53               16.47             11.73
    Rank .............     85 of 241           217 of 314        57 of 112
    Percentile .......         35                  69               51

MODIFIED INCEPTION(3)
    Loomis Sayles ....       16.42               14.89             8.53
    Lipper ...........       15.98               15.53             9.05
    Rank .............     83 of 188           152 of 237        35 of 63
    Percentile .......         44                  64               56

ACTUAL INCEPTION(4)
    Loomis Sayles ....       17.21               15.90             8.36

Note: Past performance is not predictive of future performance.

(1) Total return assumes reinvestment of dividends and capital gains distributions. Total return shown for periods of one year or less represents cumulative total return. Total return for periods greater than one year represents average annual total return. Total return shown reflects, if any, the effect of fee waivers and/or expense reimbursements. Absent such fee waivers and/or expense reimbursements, total return would have been lower.

(2) Lipper category total return represents the average total return for all funds in each Fund's corresponding investment category, as determined by Lipper Analytical Service, Inc. Rankings are based on the total return of each fund for the period from its modified inception relative to the total return of all funds in that Fund's corresponding investment category.*

*Source: Lipper Analytical Services.

LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------

   Mid-Cap       Mid-Cap     Small Cap    Small Cap    Strategic
    Growth        Value       Growth        Value        Value      Worldwide
--------------  ----------  -----------  -----------  -----------  -----------

    22.65         26.32        19.43        25.99        19.70        3.51
    19.63         19.63        20.75        20.75        25.30        11.55
  133 of 249    66 of 249   272 of 466   148 of 466   638 of 820    82 of 87
      53            27          58           32           78           94

      NA            NA          NA          29.48         NA           NA
                                            22.91
                                          31 of 281
                                             11

      NA            NA          NA          19.94         NA           NA
                                            16.55
                                          22 of 138
                                             16

    22.65         26.32        19.43        21.40        19.70        7.46
    19.63         19.63        20.75        16.95        25.30        11.82
  133 of 249    66 of 249   272 of 466     8 of 86    638 of 820    65 of 75
      53            27          58            9           78           87

    22.65         26.32        19.43        21.59        19.70        7.63

(3) Modified inception reflects the nearest Lipper reporting period following actual inception. Lipper performance is reported as of month end.

(4) Actual Inception Dates:

    Core Value Fund                                        May 13, 1991
    Growth Fund                                            May 16, 1991
    International Equity Fund                              May 10, 1991
    Mid-Cap Growth Fund                                 December 31, 1996
    Mid-Cap Value Fund                                  December 31, 1996
    Small Cap Growth Fund                               December 31, 1996
    Small Cap Value Fund                                   May 13, 1991
    Strategic Value Fund                                December 31, 1996
    Worldwide Fund                                         May 1, 1996

LOOMIS SAYLES CORE VALUE FUND
------------------------------------------------------------------------------

------------------          ------------------        ------------------
[Photo of                   [Photo of                 [Photo of
James L. Carroll]           Isaac H. Green]           Jeffrey W. Wardlow]
------------------          ------------------        ------------------

 James L. Carroll             Isaac H. Green          Jeffrey W. Wardlow

PERFORMANCE
For 1997, the Loomis Sayles Core Value Fund produced a total return of 29.21%, lagging the S&P 500 Index's 33.35% return and outperforming the 27.14% return for the Lipper Average Growth & Income Fund category.

PORTFOLIO REVIEW
The Fund invests in companies that appear undervalued based on projected earnings, cash flow, or asset value. Holdings are well diversified and include both large- and medium-sized companies. While our stock selections positively affected Fund performance, overweightings in the oil & gas exploration and production and semiconductor areas dampened performance as did the Fund's underweighting in banks. Performance was also weakened by the Fund's smaller average capitalization versus that of the S&P 500 Index. We continue to avoid most of the largest capitalization stocks due to their high valuation levels.

Among individual holdings, Bristol Myers and Dayton Hudson were the best performing, each rising in excess of 70%. Bristol Myers posted strong earnings for all four quarters of 1997, exceeding analysts' estimates each time. The company showed balanced strength in most business areas, continued gains from productivity improvement programs, and good research and development efforts. Dayton Hudson's explosive returns were driven by strong performance in its Target Stores division combined with cost reductions, faster inventory turnover, effective market positioning, and a revitalized management team. The worst performing holdings, Cypress Semiconductor and Reebok, fell by over 30% for the year. Cypress Semiconductor was hurt by investors' concerns over the Asian turmoil, and Reebok suffered poor returns due to a weakness in the sneaker industry and low sales numbers.

Cumulative Performance                          May 1991 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997

                                                                      Since
                                      1 Year   3 Years   5 Years    Inception(a)
                                      ------   -------   -------    ------------
Loomis Sayles Core Value Fund
  (Institutional)                      29.21    28.40     18.61        16.42
Loomis Sayles Core Value Fund
  (Retail)                             28.88     NA        NA          28.88
Lipper Average Growth & Income
  Fund(b)                              27.14    26.49     17.53        15.98
S&P 500 Index(c)                       33.35    31.13     20.25        17.84

                          Loomis           Lipper              S&P
                          ------           ------              ---
As of 5/31/91             10,000           10,000             10,000
Period Ended
6/30/91                    9,430            9,540              9,540
9/30/91                    9,720           10,100             10,050
12/31/91                  10,160           10,700             10,890
3/31/92                   10,460           10,690             10,620
6/30/92                   10,480           10,820             10,820
9/30/92                   10,670           11,120             11,160
12/31/92                  11,590           11,730             11,720
3/31/93                   12,180           12,430             12,230
6/30/93                   12,110           12,590             12,290
9/30/93                   12,430           13,150             12,610
12/31/93                  12,970           13,450             12,900
3/31/94                   12,780           13,010             12,410
6/30/94                   12,780           13,080             12,460
9/30/94                   13,330           13,620             13,070
12/31/94                  12,850           13,390             13,070
3/31/95                   14,210           14,440             14,340
6/30/95                   15,490           15,630             15,710
9/30/95                   16,680           16,800             16,960
12/31/95                  17,380           17,560             17,980
3/31/96                   18,240           18,570             18,940
6/30/96                   18,620           19,050             19,790
9/30/96                   19,280           19,670             20,400
12/31/96                  21,060           21,210             22,100
3/31/97                   21,560           21,560             22,690
6/30/97                   24,820           24,580             26,650
9/30/97                   27,470           26,630             28,650
12/31/97                  27,210           26,910             29,470

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over- the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO POSITIONING
As of year end 1997, the Fund remains well diversified with some emphasis on capital goods and consumer cyclicals. The Fund is underweighted in the consumer staples sector as we believe high valuations are limiting the opportunities to capture good value. The portfolio, on average, sells at a 10-20% discount to the S&P 500 Index price/earnings ratio, in keeping with our value investment philosophy.

/s/ James L. Carroll             /s/ Isaac H. Green
    James L. Carroll                 Isaac H. Green

/s/ Jeffrey W. Wardlow
    Jeffrey W. Wardlow

LOOMIS SAYLES GROWTH FUND
--------------------------------------------------------------------------------

---------------------

[Photo of
Jerome A. Castellini]

---------------------

Jerome A. Castellini

PERFORMANCE SUMMARY
The Loomis Sayles Growth Fund's total return for 1997 was 24.51%, compared to the 25.30% return for the Lipper Average Growth Fund category.

PORTFOLIO REVIEW
While major market indicators like the S&P 500 Index and the Dow Jones Industrial Average surged ahead again this year, gaining 33.35% and 22.64% respectively, the bulk of their gains came from a small number of very large-capitalization companies. Within this blue chip category, growth stocks performed admirably compared to value stocks. The Fund's holdings in healthcare companies Eli Lilly, Guidant, Medtronic and Pfizer; energy stocks Halliburton and Schlumberger; and technology companies Dell Computer and Tellabs participated very well in this environment. The broader markets, however, including the smaller and mid-cap companies to which we have committed a portion of the Fund's portfolio, produced more modest gains. For example, the Russell 2000 Index, a small-capitalization index, rose 22.36% for the year, while the NASDAQ Industrial Index, which represents the non-financial stocks in the broad-based NASDAQ Index, returned just 10.04%.

Cumulative Performance                          May 1991 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                      1 Year   3 Years   5 Years    Inception(a)
                                      ------   -------   -------    ------------
Loomis Sayles Growth Fund
  (Institutional)                      24.51    25.01     15.52        14.89
Loomis Sayles Growth Fund
  (Retail)                             24.21     NA        NA          24.21
Lipper Average Growth Fund(b)          25.30    25.11     16.47        15.53
S&P 500 Index(c)                       33.35    31.13     20.25        17.84

                          Loomis           Lipper              S&P
                          ------           ------              ---
As of 5/31/91             10,000           10,000             10,000
Period Ended
6/30/91                    9,290            9,410              9,540
9/30/91                   10,750           10,200             10,050
12/31/91                  11,690           11,100             10,900
3/31/92                   10,790           10,930             10,620
6/30/92                   10,290           10,710             10,820
9/30/92                   10,640           10,990             11,160
12/31/92                  12,140           11,950             11,720
3/31/93                   12,450           12,310             12,230
6/30/93                   12,780           12,490             12,290
9/30/93                   13,490           13,090             12,610
12/31/93                  13,260           13,380             12,900
3/31/94                   12,740           12,980             12,410
6/30/94                   12,250           12,700             12,460
9/30/94                   12,770           13,320             13,070
12/31/94                  12,780           13,170             13,070
3/31/95                   13,630           14,130             14,340
6/30/95                   15,180           15,640             15,710
9/30/95                   16,670           17,060             16,960
12/31/95                  16,720           17,470             17,980
3/31/96                   17,260           18,260             18,940
6/30/96                   18,760           18,870             19,790
9/30/96                   19,000           19,400             20,400
12/31/96                  20,050           20,530             22,100
3/31/97                   19,390           20,460             22,690
6/30/97                   21,800           23,690             26,650
9/30/97                   25,560           26,120             28,650
12/31/97                  24,880           26,290             29,470

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 16, 1991. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over- the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO POSITIONING
Throughout 1997, we pursued the strategy that we have followed for the last 18 months, overweighting smaller and mid-sized companies. We believe that these companies represent the area of greatest earnings growth potential combined with attractive valuations. Recent turbulence in international markets reinforces our conviction, since these small- and mid-cap firms are generally focused on growing their businesses in the United States. While America's economic fundamentals remain strong, we believe that overextended valuations of multi-national enterprises represent the primary threat to the market.

In an attempt to avoid difficulties caused by market volatility, we sold a portion of our technology and medical technology stocks late in the year. We also sold approximately half of our energy stock position, which had performed very well during the year. As the Asian economic problems persisted, fears over a worldwide slowdown in petroleum demand affected the valuations on many of these stocks. We took profits in this group in the hopes of re-establishing positions at lower prices.

Towards the end of the year, we increased our holdings in financial services and more defensive consumer companies. It is our view that interest rates will fall in 1998 as the central bankers around the world add liquidity to the financial markets to ease the Far East tension. This, combined with signs of deflation from Asian exports, should eliminate any lingering inflation fears.


/s/ Jerome A. Castellini
    Jerome A. Castellini

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

----------------

[Photo of
Paul H. Drexler]

----------------

Paul H. Drexler

PERFORMANCE SUMMARY
The Loomis Sayles International Equity Fund returned -0.98% in 1997 as compared to the 1.78% return of the Morgan Stanley Capital International EAFE Index, a broad market index representing 21 international markets in Europe, Australia and the Far East. Over the past three years, the Fund's annualized return of 8.40% outperformed the 6.27% rise in the MSCI-EAFE Index.

PORTFOLIO REVIEW
In 1997, the Fund's performance was held back by two factors: weak European currencies and volatility in the emerging markets. Although the Fund delivered strong returns in a number of European markets in local currency terms, returns were substantially reduced when translated into U.S. dollars. We generally do not try to hedge against currency risk because we believe that currency moves are difficult to predict and tend to balance out over time.

Cumulative Performance                          May 1991 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                      1 Year   3 Years   5 Years    Inception(a)
                                      ------   -------   -------    ------------
Loomis Sayles International Equity
  Fund (Institutional)                 -0.98     8.40     11.63         8.53
Loomis Sayles International Equity
  Fund (Retail)                        -1.27     NA        NA          -1.27
Lipper Average International Equity
  Fund(b)                               5.44     8.57     11.73         9.05
MSCI-EAFE Index(c)                      1.78     6.27     11.39         6.78

                          Loomis           Lipper              MSCI
                          ------           ------              ----
As of 5/31/91             10,000           10,000             10,000
Period Ended
6/30/91                    9,510            9,480              9,270
9/30/91                   10,410           10,090             10,060
12/31/91                  10,420           10,230             10,230
3/31/92                   10,890           10,020              9,010
6/30/92                   11,270           10,470              9,020
9/30/92                   10,580            9,910              9,340
12/31/92                   9,890            9,790              8,980
3/31/93                   10,820           10,630             10,060
6/30/93                   11,050           11,210             11,070
9/30/93                   12,200           12,290             11,810
12/31/93                  13,700           13,620             11,910
3/31/94                   13,710           13,480             12,320
6/30/94                   13,490           13,600             12,950
9/30/94                   13,710           14,120             12,970
12/31/94                  13,460           13,520             12,830
3/31/95                   13,750           13,190             13,070
6/30/95                   14,840           13,860             13,170
9/30/95                   14,850           14,610             13,720
12/31/95                  14,630           14,880             14,270
3/31/96                   15,300           15,530             14,690
6/30/96                   15,800           16,170             14,920
9/30/96                   16,010           16,180             14,900
12/31/96                  17,310           17,020             15,140
3/31/97                   17,360           17,450             14,900
6/30/97                   18,970           19,410             16,830
9/30/97                   19,080           19,770             16,710
12/31/97                  17,140           18,260             15,410

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 10, 1991. Since Lipper and MSCI-EAFE Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): MSCI-EAFE Index is a capitalization-weighted average of the performance of over 1,000 securities listed on the stock exchanges of 20 countries in Europe, Australia and the Far East. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

While our exposure to emerging markets was not a large part of the portfolio, the enormous volatility in these markets in the second half of the year did hurt performance. We had limited exposure to the Southeast Asian markets when they fell sharply during the fourth quarter, but the Fund did suffer from the spillover into Latin America. At year end, approximately 5% of the Fund was invested in the emerging markets.

The Fund achieved strong gains in U.S. dollar terms in Portugal, Italy, Spain and Germany. Our best performing stock was Porsche, the German sports car manufacturer. This company, which came close to bankruptcy four years ago, has cut costs by about 50% and introduced the extremely successful new
"Boxter" model, which helped the stock triple in 1997.

The Fund's strategy is to invest in a well diversified portfolio of the best value opportunities that we can find outside the United States.

PORTFOLIO POSITIONING
We see considerable opportunity in international equity markets. Many European corporations are cutting costs aggressively and focusing much more intently on delivering returns to shareholders. We believe this process, similar to that which the United States has experienced over the past decade, offers attractive opportunities for international investors. The Fund has over half of its assets in Europe, where our primary focus is on European corporate restructuring.

Although we have a fairly modest exposure of approximately 11% to Asia, mostly in Japan, we will be closely monitoring those markets for investment opportunities. Although Asian economic growth is forecasted to fall sharply in 1998, we are sensing some positive changes. All across Asia, corporations are beginning to shift their focus from market share to earning per share - a very healthy change for investors over the medium-term.


/s/ Paul H. Drexler
    Paul H. Drexler

LOOMIS SAYLES MID-CAP  GROWTH FUND
-------------------------------------------------------------------------------

--------------------              --------------

[Photo of                         [Photo of
Jerome A. Castellini]             Scott S. Pape]

--------------------              --------------

Jerome A. Castellini              Scott S. Pape


PERFORMANCE
In 1997, the Loomis Sayles Mid-Cap Growth Fund's 22.65% return lagged the 32.25% return of the S&P Mid-Cap 400 Index and outpaced the 19.63% return posted by the Lipper Average Mid-Cap Fund.

In general, mid-cap stock returns for 1997 lagged the major market indicators such as the S&P 500 Index and the Dow Jones Industrial Average. It was also a difficult period for growth stocks in the mid-cap category. Within this difficult environment, the Loomis Sayles Mid-Cap Growth Fund produced solid returns.

Cumulative Performance                          May 1996 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                                                    Inception(a)
                                                                    ------------
Loomis Sayles Mid-Cap Growth Fund (Institutional)                      22.65
Loomis Sayles Mid-Cap Growth Fund (Retail)                             22.35
Lipper Average Mid-Cap Fund(b)                                         19.63
S&P Mid-Cap 400 Index(c)                                               32.25

                          Loomis           Lipper              S&P
                          ------           ------              ---
As of 12/31/96            10,000           10,000             10,000
Period Ended
3/31/97                    9,630            9,340              9,850
6/30/97                   10,720           10,820             11,300
9/30/97                   12,570           12,350             13,120
12/31/97                  12,270           11,960             13,230

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportations, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cummulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
The Fund's 1997 performance benefited from its overweighted positions in the healthcare, financial and energy sectors. In the healthcare sector, holdings in Guidant, Pfizer and Allegiance performed well. Financial stocks were positive across the board with particularly strong showings from Charles Schwab, MGIC Investment Corp. and SunAmerica. A heavy weighting in energy stocks aided results, with strong performance from Halliburton, Schlumberger and Cross Timbers Oil, offset somewhat with poor returns from Anadarko Petroleum and Abacan Resources.

PORTFOLIO POSITIONING
In an attempt to avoid the difficulties caused by market volatility, we sold a portion of our technology and medical technology stocks late in the year. We also sold approximately half of our energy stock position, which had performed extremely well during the year. As the Asian economic problems persisted, fears over a worldwide slowdown in petroleum demand affected the valuations on many of these stocks. We took profits in this group in the hopes of re-establishing positions at lower prices.

Towards the end of the year, we increased our holdings in financial services and more defensive consumer companies. It is our view that interest rates will fall in 1998, as the central bankers around the world add liquidity to the financial markets to ease the Far East tension. This, combined with signs of deflation from Asian exports, should eliminate any lingering fears concerning inflation.

/s/ Jerome A. Castellini          /s/ Scott S. Pape
    Jerome A. Castellini              Scott S. Pape

LOOMIS SAYLES MID-CAP  VALUE FUND
--------------------------------------------------------------------------------

--------------                   --------------------           ----------------
[Photo of                        [Photo of                      [Photo of
Dean A. Gulis]                   Jeffrey C. Petherick]          Gregg D. Watkins
--------------                   --------------------           ----------------

Dean A. Gulis                    Jeffrey C. Petherick           Gregg D. Watkins

PERFORMANCE SUMMARY
The Loomis Sayles Mid-Cap Value Fund achieved a 26.32% total return in 1997. While the Fund lagged the 32.25% gain of the S&P Mid-Cap 400 Index for the year, it significantly outdistanced the 19.63% return for the average fund in the Lipper Average Mid-Cap Funds category.

Cumulative Performance                          May 1996 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                                                    Inception(a)
                                                                    ------------
Loomis Sayles Mid-Cap Value Fund (Institutional)                      26.32
Loomis Sayles Mid-Cap Value Fund (Retail)                             26.00
Lipper Average Mid-Cap Fund(b)                                        19.63
S&P Mid-Cap 400 Index(c)                                              32.25

                          Loomis           Lipper              S&P
                          ------           ------              ---
As of 12/31/96            10,000           10,000             10,000
Period Ended
3/31/97                   10,100            9,340              9,850
6/30/97                   11,370           10,820             11,300
9/30/97                   12,710           12,350             13,120
12/31/97                  12,630           11,960             13,230

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrials, utilities, financials and transportations, in size order. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
Throughout much of the year's second half, the Fund was underweighted in banks and slightly over-weighted in the technology and energy sectors as compared to the S&P Mid-Cap 400 Index. As a result, we did not fully participate in the positive performance of the banking industry and were hurt by the downturn in the energy and technology sectors. The Fund enjoyed strong performance in the consumer staples, transportation, healthcare and utilities sectors. During the fourth quarter, we increased our exposure to the utility and consumer staples sectors; two of the more defensive sectors of the market.

PORTFOLIO POSITIONING
We believe that investors' growing concerns about the strength of corporate earnings will prove justified as the Asian crisis lowers top line growth and increases price pressures on import-sensitive economic sectors. This may exacerbate an environment that has been characterized by limited pricing power and where a significant portion of recent earnings growth has come from several years of cost cutting and efficiency gains. We expect to retain our generally defensive posture with a focus on companies whose valuation parameters are at or below the market averages and that offer a relatively high degree of earnings predictability.

/s/ Dean A. Gulis         /s/ Jeffrey C. Petherick
    Dean A. Gulis             Jeffrey C. Petherick

/s/ Gregg D. Watkins
    Gregg D. Watkins

STOCK

LOOMIS SAYLES SMALL CAP  GROWTH FUND
--------------------------------------------------------------------------------
[Photo of                  [Photo of               [Photo of
Christopher R. Ely]        Philip C. Fine]         David L. Smith]

Christopher R. Ely         Philip C. Fine          David L. Smith

PERFORMANCE
Given our investment style, the Loomis Sayles Small Cap Growth Fund posted good results for 1997. The Fund returned 19.43% for the year versus the 22.36% return of the Russell 2000 Index and 20.75% for the average fund in the Lipper Average Small Cap Funds category. However, small cap growth stocks, as measured by the Russell 2000 Growth Index, gained only 12.95%.

Cumulative Performance                          May 1996 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                                                    Inception(a)
                                                                    ------------
Loomis Sayles Small Cap Growth Fund (Institutional)                    19.43
Loomis Sayles Small Cap Growth Fund (Retail)                           19.16
Lipper Average Small Cap Fund(b)                                       20.75
Russell 2000 Index(c)                                                  22.30

                          Loomis           Lipper             Russell
                          ------           ------             -------
As of 12/31/96            10,000           10,000             10,000
Period Ended
3/31/97                    8,510            9,340              9,480
6/30/97                   10,280           10,930             11,020
9/30/97                   12,550           12,730             12,660
12/31/97                  11,940           12,080             12,240

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised of the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 Index total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cummulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
The Fund's strong performance was due primarily to its above average exposure to technology and financial stocks. During the late spring, we began overweighting our position in technology stocks in response to accelerated market demand for semi-conductor capital equipment. While these issues had experienced a downturn in 1996, our research indicated that they were poised for a rebound. From April through October our technology positions posted excellent returns, contributing substantially to the Fund's positive performance for the year.

While we seek to identify growth opportunities in all sectors, we believe the technology sector is a particularly fertile area for entrepreneurs. One need only to look at the Internet to see the explosive growth potential inherent in new technologies. The Fund's financial services stocks also performed well, buoyed by stable interest rates and industry consolidations.

PORTFOLIO POSITIONING
As 1997 drew to a close, the growing Asian financial crisis and its potential impact on the United States began to weigh on investors' minds. As a result, we significantly reduced the Fund's technology exposure towards year end. Proceeds from those sales were directed to issues whose growth is domestically driven and unlikely to be hurt by weakness in the Asian economies.

We also scaled back our exposure to the energy sector. After strong performance in the first nine months of the year, energy stocks began to decline as a result of weak oil prices due, at least in part, to concerns about Asian economies.

While we view the Asian crisis with concern, we do not believe that the long term opportunities available in small cap growth stocks have deteriorated. In fact, we believe that, relative to large, multinational companies, small growth companies should demonstrate strong earnings growth in the coming quarters. This favorable fundamental position is enhanced by what we believe are attractive valuations. Consequently, we plan no changes to our basic strategy of keeping the Fund fully invested in small companies with strong growth prospects for 1998 and the years to come.

/s/ Christopher R. Ely       /s/ Philip C. Fine         /s/ David L. Smith
    Christopher R. Ely           Philip C. Fine             David L. Smith

LOOMIS SAYLES SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

------------------             --------------------

[Photo of                      [Photo of
Mary C. Champagne]             Jeffrey C. Petherick]

------------------             --------------------

Mary C. Champagne              Jeffrey C. Petherick

PERFORMANCE
The Loomis Sayles Small Cap Value Fund posted excellent returns in 1997, finishing the year with a return of 25.99% versus 22.36% for the Russell 2000 Index and 20.75% for the Lipper Average Small Cap Funds category. The Fund's value bias positively affected performance as value stocks had a stellar year led by financial stocks, which were the Russell 2000 Index's best performing sector.

Cumulative Performance                          May 1991 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                      1 Year   3 Years   5 Years    Inception(a)
                                      ------   -------   -------    ------------
Loomis Sayles Small Cap Value
  Fund (Institutional)                 25.99    29.48     19.94        21.40
Loomis Sayles Small Cap Value
  Fund (Retail)                        25.62     NA        NA          25.62
Lipper Average Small Cap Fund(b)       20.75    22.91     16.55        16.95
Russell 2000 Index(c)                  22.36    22.34     16.40        16.45

                          Loomis           Lipper              MSCI
                          ------           ------              ----
As of 5/31/91             10,000           10,000             10,000
Period Ended
6/30/91                    9,650            9,510              9,410
9/30/91                   11,210           10,480             10,190
12/31/91                  12,770           11,560             10,770
3/31/92                   14,050           11,680             11,580
6/30/92                   12,190           10,700             10,790
9/30/92                   12,260           11,060             11,100
12/31/92                  14,440           12,850             12,760
3/31/93                   15,370           12,990             13,300
6/30/93                   15,700           13,400             13,590
9/30/93                   17,720           14,630             14,780
12/31/93                  18,010           15,020             15,160
3/31/94                   17,060           14,480             14,760
6/30/94                   16,220           13,700             14,180
9/30/94                   17,060           14,970             15,170
12/31/94                  16,510           14,950             14,890
3/31/95                   17,610           15,790             15,570
6/30/95                   18,510           17,260             17,030
9/30/95                   21,080           19,410             18,720
12/31/95                  21,820           19,680             19,120
3/31/96                   23,470           20,790             20,100
6/30/96                   25,280           22,440             21,100
9/30/96                   25,900           22,720             21,170
12/31/96                  28,440           22,510             22,280
3/31/97                   27,950           20,390             21,120
6/30/97                   32,140           23,870             24,550
9/30/97                   36,760           29,950             28,200
12/31/97                  35,840           28,540             27,260

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 13, 1991. Since Lipper and Russell 2000 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1991. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): Russell 2000 Index is comprised of the 2,000 smallest securities in the Russell 3000 Index (a broad market index), representing approximately 7% of the Russell 3000 total market capitalization. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
Stock selection was the primary driver for the Fund's positive investment performance. Our sector weights had a slightly negative effect on the portfolio, but this was overcome by purchasing top performing stocks within those sectors. The Fund's investment approach is security-driven, which means that our focus is on identifying attractive stocks rather than attempting to determine the direction of the market. While sector weightings may vary from the benchmark index, they are established based on the number of attractive stocks we find within each sector. For example, in 1997, health care was the second worst performing sector in the Russell 2000 Index, yet the Fund's health care holdings were up, on average over 25%. While the technology sector posted the weakest returns for the year, our stock selections in that sector returned over 15%.

PORTFOLIO POSITIONING
We expect that earnings fears will plague the market in the near term due to the Asian crisis and the potential for a slowing U.S. economy. We continue to look for companies that are reasonably valued and that are well positioned to experience steady earnings growth. Over the past six months, utility stocks have shown promise due to solid, if unspectacular earnings growth coupled with consolidation and deregulation. We have been increasing our holdings in this area since the summer of 1997. Health care stocks also appear attractive and valuations with noncyclical earnings should lead to increased investor attention. We have decreased our exposure to financial service stocks as we believe valuations have become unattractive and fundamental outlooks have begun to deteriorate. Energy stocks were very weak in the fourth quarter following good performance earlier in the year, and while we sold some holdings in October, we are still slightly overweighted and continue to believe that energy stocks, particularly the exploration companies, are very attractively priced.

We anticipate that 1998 will provide a challenging investment environment. With three years of returns in excess of 20% for the U.S. stock market, investors have come to expect an idyllic environment. Many of the factors that caused this optimism remain: low interest rates, low inflation and a slow-growing economy. However, we believe we are beginning to see the potential problems of deflation. The effect of the Asian crisis on the world and the U.S. economy is still unknown. While uncertainty brings volatility it also results in opportunities. In 1998, we will continue to search for stocks that can add value to the Fund.

/s/ Mary C. Champagne                      /s/ Jeffrey C. Petherick
    Mary C. Champagne                          Jeffrey C. Petherick

LOOMIS SAYLES STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

--------------------

[Photo of
Philip J. Schettewi]

--------------------

Philip J. Schettewi

PERFORMANCE
The Loomis Sayles Strategic Value Fund's 1997 performance lagged that of its benchmark, the S&P 500 Index, due to a weak fourth quarter, which dragged down its strong performance for the first nine months of the year. The Fund had a respectable lead over the S&P 500 Index at the end of the third quarter, with a return of 30.6% versus 29.6% for the Index as of 9/30/97. Performance was severely impacted over the next three months by the "Asian Contagion" that spread throughout markets around the world. By the end of December, the Fund had returned -8.34% for the quarter versus 2.87% for the S&P 500 Index, leaving year-end performance for the Fund at 19.70% versus 33.35% for the S&P 500 Index.


Cumulative Performance                      December 1996 to December 31, 1997
--------------------------------------------------------------------------------

Average Annual Returns (%)-Periods Ended December 31, 1997
                                                                      Since
                                                                    Inception(a)
                                                                    ------------
Loomis Sayles Strategic Value Fund (Institutional)                    19.70
Loomis Sayles Strategic Value Fund (Retail)                           19.41
Lipper Average Growth Fund(b)                                         25.30
S&P 500 Index(c)                                                      33.35

                          Loomis           Lipper             Russell
                          ------           ------             -------
As of 12/31/96            10,000           10,000             10,000
Period Ended
3/31/97                    9,980            9,970             10,270
6/30/97                   11,630           11,540             12,060
9/30/97                   13,060           12,720             12,960
12/31/97                  11,970           12,530             13,340




Note: Past performance is not predictive of future performance.
(a): Inception date of the Institutional and Retail Classes of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over- the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

PORTFOLIO REVIEW
As market participants tried to assess the actual impact of slower Asian growth and weaker currencies on profits of multi-national corporations, they rotated out of sectors perceived as being most exposed to the region and into more domestically orientated issues. For example, the best performing sectors during the fourth quarter of 1997 were telecommunications, utilities and financial services. Telecom and utility stocks have minimal exposure to Asia and are viewed as defensive in nature due to their high yields and low correlation to economic cycles. Although some financial services companies have exposure to Asia, this sector was able to rally along with utility and telecom stocks as a result of the fourth quarter drop in interest rates. In addition, many have assumed the risk associated with Asia for U.S. banks is manageable. The Fund was underexposed to these sectors, as well as drug stocks, because they did not appear attractive based on their current valuations and projected earnings growth. The worst performing sectors for the fourth quarter were basic materials, technology and capital goods.

PORTFOLIO POSITIONING
We have assessed the economic impact of the Asian turmoil on our holdings and concluded that, in many instances, the market overreacted. Few changes have been made to the Fund because we expect our holdings to rebound sharply. While the Fund remains overweighted in the technology and basic materials sectors, we reduced our exposure to technology somewhat at the beginning of the fourth quarter.

We believe the stocks of many companies with exposure to Asia already reflect worst case scenarios and therefore the potential for further declines is limited. We expect relative performance of the Fund to improve as the region stabilizes and companies are able to demonstrate their ability to generate earnings growth despite weakness in Asia. We believe our holdings will outperform the market as valuations, which have been driven by recent emotions, return to levels which better represent underlying fundamentals.


/s/ Philip J. Schettewi
    Philip J. Schettewi

LOOMIS SAYLES WORLDWIDE FUND
------------------------------------------------------------------------------

---------------                            --------------------

[Photo of                                  [Photo of
Daniel J. Fuss]                            E. John Debeer]

---------------                            --------------------

Daniel J. Fuss                             E. John Debeer


---------------                            --------------------

[Photo of                                  [Photo of
Paul H. Drexler]                           Quentin P. Faulkner]

---------------                            --------------------

Paul H. Drexler                            Quentin P. Faulkner

PERFORMANCE  SUMMARY
In 1997, the Loomis Sayles Worldwide Fund posted a 3.51% return, under performing the 11.55% return of the Lipper Average Global Flexible Fund category. Since its inception in May of 1996, the Fund has returned 7.46% on an annualized basis with the Lipper Average Global Flexible Fund category posting 11.82% for the same period.

PORTFOLIO CHARACTERISTICS
The Fund's weaker performance for the year was due primarily to security selection. While our U.S. bond selection positively affected performance, late in the year our international bonds were concentrated in Asia, where markets experienced a significant downturn during the fourth quarter. Our U.S. and international equity holdings did not include many large capitalization growth stocks, and suffered as a result.

For most of 1997, the Worldwide Fund's assets were allocated approximately 40% to U.S. equities, 20% to international equities, 25% to U.S. bonds and 15% to international bonds. Since the S&P 500 Index performed so well in 1997, the Fund would have benefited if we had allocated a heavier portion of assets to large-capitalization U.S. equities.

PORTFOLIO POSITIONING
We believe the inflation outlook will remain subdued, not only in the U.S. but around the world. This, in turn, suggests that the outlook for bonds is quite good. Equities may encounter some difficulties with corporate profits, but we do not forecast an overall economic recession. In Asia, we believe that economic growth will eventually recover, and consequently today's depressed Asian stock and bond prices appear to represent good value.

Cumulative Performance                             May 1996 to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997
                                                                      Since
                                                       1 Year       Inception(a)
                                                       ------       ------------
Loomis Sayles Worldwide Fund (Institutional)            3.51           7.46
Loomis Sayles Worldwide Fund (Retail)                   3.33           3.33
Lipper Average Global Flexible Fund(b)                 11.55          11.82
S&P 500 Index(c)                                       33.35          28.92


                          Loomis           Lipper              S&P
                          ------           ------              ---
As of 5/31/96             10,000           10,000             10,000
Period Ended
6/30/96                   10,030           10,040             10,040
9/30/96                   10,250           10,220             10,350
12/31/96                  10,830           10,800             11,210
3/31/97                   10,830           10,890             11,510
6/30/97                   11,380           11,780             13,520
9/30/97                   12,160           12,420             14,530
12/31/97                  11,210           12,120             14,950

Note: Past performance is not predictive of future performance.

(a): Inception date of the Institutional Class of shares is May 1, 1996. Since Lipper and S&P 500 Index performance data is not available coincident with this date, comparative performance is presented from May 31, 1996. Inception date of the Retail Class of shares is December 31, 1996.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over- the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.
(d): Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Class of shares would, due to the higher fees paid by the Retail Class of shares, be lower.

At the beginning of 1998, we made some significant changes in the Worldwide Fund's asset allocation. U.S. equities were reduced from 40% of the portfolio to 20%, U.S. bonds were increased from 25% to 40%, international equities were increased from 20% to 25% and international bonds remained the same at 15%.


/s/ Daniel J. Fuss                         /s/ Paul H. Drexler
    Daniel J. Fuss                             Paul H. Drexler

/s/ E. John deBeer                         /s/ Quentin Faulkner
    E. John deBeer                             Quentin Faulkner

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE VALUE FUND
Portfolio of Investments -- as of December 31, 1997

                                                       Shares        Value(a)
------------------------------------------------------------------------------
Common Stocks -- 95.2% of Total Net Assets

Aerospace -- 1.7%
  Northrop Grumman Corp. .......................        9,600      $ 1,104,000
                                                                   -----------
Auto & Related -- 1.4%
  TRW, Inc. ....................................       17,000          907,375
                                                                   -----------
Banks/Savings & Loans -- 5.7%
  Chase Manhattan Corp. ........................       13,812        1,512,414
  Fleet Financial Group, Inc. ..................       13,600        1,019,150
  PNC Bank Corp. ...............................       20,000        1,141,250
                                                                   -----------
                                                                     3,672,814
                                                                   -----------
Chemicals - Major -- 2.2%
  E.I. du Pont DeNemours & Co. .................       12,000          720,750
  Praxair, Inc. ................................       15,000          675,000
                                                                   -----------
                                                                     1,395,750
                                                                   -----------
Commercial Services -- 1.6%
  Viad Corp. ...................................       55,000        1,062,188
                                                                   -----------
Communications Equipment -- 1.0%
  Harris Corp. .................................       14,400          660,600
                                                                   -----------
Computer Hardware -- 1.9%
  International Business Machines Corp. ........       11,500        1,202,469
                                                                   -----------
Data Processing Services -- 0.8%
  First Data Corp. .............................       17,500          511,875
                                                                   -----------
Electronic Components -- 7.8%
  Lam Research Corp. (b) .......................       21,000          614,250
  Litton Industries, Inc. (b) ..................       20,000        1,150,000
  National Semiconductor Corp. (b) .............       37,400          970,062
  Philips Electronics NV .......................       21,000        1,270,500
  Raytheon Co. .................................       20,000        1,010,000
                                                                   -----------
                                                                     5,014,812
                                                                   -----------
Financial Services -- 4.1%
  Beneficial Corp. .............................       11,800          980,875
  Finova Group, Inc. ...........................       33,124        1,645,849
                                                                   -----------
                                                                     2,626,724
                                                                   -----------
Food - Packaged & Miscellaneous -- 3.2%
  ConAgra, Inc. ................................       44,000        1,443,750
  Sara Lee Corp. ...............................       11,000          619,438
                                                                   -----------
                                                                     2,063,188
                                                                   -----------
Forest Products -- 1.5%
  Georgia Pacific Corp. ........................       11,200          680,400
  Georgia Pacific Timber Group (b) .............       14,000          317,625
                                                                   -----------
                                                                       998,025
                                                                   -----------
Freight Transportation -- 1.6%
  Ryder System, Inc. ...........................       31,200        1,021,800
                                                                   -----------
Health Care - Drugs -- 6.2%
  Abbott Laboratories ..........................       18,000        1,180,125
  American Home Products Corp. .................        8,900          680,850
  Bristol Myers Squibb Co. .....................        9,000          851,625
  Pharmacia & Upjohn, Inc. .....................       18,700          684,887
  Schering-Plough Corp. ........................       10,100          627,463
                                                                   -----------
                                                                     4,024,950
                                                                   -----------
Health Care - Medical Technology -- 1.3%
  C.R. Bard, Inc. ..............................       27,750          868,922
                                                                   -----------
Health Care - Services -- 3.2%
  Tenet Healthcare Corp. (b) ...................       62,500        2,070,312
                                                                   -----------
Home Products -- 1.5%
  Premark International, Inc. ..................       32,500          942,500
                                                                   -----------
Housing & Building Materials -- 3.4%
  Armstrong World Industries, Inc. .............       18,100        1,352,975
  Black & Decker Corp. .........................       22,000          859,375
                                                                   -----------
                                                                     2,212,350
                                                                   -----------
Insurance -- 3.5%
  Ace Ltd. .....................................       13,150        1,268,975
  Allstate Corp. ...............................       11,298        1,026,706
                                                                   -----------
                                                                     2,295,681
                                                                   -----------
Leisure -- 1.8%
  Hasbro, Inc. .................................       38,000        1,197,000
                                                                   -----------
Machinery -- 3.7%
  Cooper Industries, Inc. ......................       18,900          926,100
  Deere & Co. ..................................       25,000        1,457,812
                                                                   -----------
                                                                     2,383,912
                                                                   -----------
Manufacturing -- 3.0%
  Eaton Corp. ..................................       15,000        1,338,750
  York International Corp. .....................       14,500          573,656
                                                                   -----------
                                                                     1,912,406
                                                                   -----------
Natural Gas -- 1.4%
  Columbia Gas Systems, Inc. ...................       11,500          903,469
                                                                   -----------
Oil & Gas Exploration -- 1.0%
  Oryx Energy Co. (b) ..........................       25,000          637,500
                                                                   -----------
Oil - Drilling Equipment -- 2.1%
  Baker Hughes, Inc. ...........................       14,500          632,563
  Weatherford Enterra, Inc. (b) ................       17,300          756,875
                                                                   -----------
                                                                     1,389,438
                                                                   -----------
Oil - Major Integrated -- 4.8%
  British Petroleum Plc, ADR (c) ...............       15,395        1,226,789
  Mobil Corp. ..................................       10,000          721,875
  USX Marathon Group ...........................       35,000        1,181,250
                                                                   -----------
                                                                     3,129,914
                                                                   -----------
Paper Products -- 1.0%
  Mead Corp. ...................................       22,000          616,000
                                                                   -----------
Real Estate Investment Trusts -- 2.7%
  Health Care Property Investments, Inc. .......       30,200        1,141,938
  Meditrust Corp. ..............................       16,525          605,228
                                                                   -----------
                                                                     1,747,166
                                                                   -----------
Retail - Food -- 1.5%
  Kroger Co. (b) ...............................       26,100          964,069
                                                                   -----------
Retail - General -- 4.1%
  Dayton Hudson Corp. ..........................       18,300        1,235,250
  Federated Department Stores, Inc. (b) ........       33,000        1,421,062
                                                                   -----------
                                                                     2,656,312
                                                                   -----------
Telecommunications -- 6.8%
  BellSouth Corp. ..............................       34,000        1,914,625
  Century Telephone Enterprises, Inc. ..........       21,000        1,046,062
  SBC Communications, Inc. .....................       19,896        1,457,382
                                                                   -----------
                                                                     4,418,069
                                                                   -----------
Textile & Apparel -- 0.8%
  Reebok International Ltd. (b) ................       17,300          498,456
                                                                   -----------
Tobacco -- 3.2%
  Philip Morris Cos., Inc. .....................       46,000        2,084,375
                                                                   -----------
Utilities - Electric -- 3.7%
  Pacificorp ...................................       45,000        1,229,062
  Pinnacle West Capital Corp. ..................       27,000        1,144,125
                                                                   -----------
                                                                     2,373,187
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost
    $47,587,104) ...............................                    61,567,608
                                                                   -----------

                                                      Face
                                                     Amount
------------------------------------------------------------------------------
Short-Term Investments -- 5.6% of Total Net Assets

  Chevron  Chevron USA Inc., 6.600%, 1/02/98 ...   $  600,000          600,000
  General Electric Capital Corp., 5.650%, 1/02/98   3,000,000        3,000,000
                                                                   -----------
                                                                     3,600,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $3,600,000)................                     3,600,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
   $51,187,104) (d) ............................                   $65,167,608
                                                                   ===========

(a) See Note 1.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

(d) At December 31, 1997, the net unrealized appreciation on investments based on cost of $51,189,878 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,553,917 and $576,187, respectively, resulting in net unrealized appreciation of $13,977,730.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
Portfolio of Investments -- as of December 31, 1997

                                                       Shares       Value(a)
------------------------------------------------------------------------------
Common Stocks -- 95.1% of Total Net Assets

Chemicals - Specialty -- 1.5%
  Monsanto Co. .................................       11,300      $   474,600
                                                                   -----------
Commercial Services -- 4.3%
  Cendant Corp. (b) ............................       40,225        1,382,734
                                                                   -----------
Communications Equipment -- 3.6%
  Ciena Corp. (b) ..............................       13,600          831,300
  Tellabs, Inc. (b) ............................        6,100          322,538
                                                                   -----------
                                                                     1,153,838
                                                                   -----------
Computer Hardware -- 3.1%
  Cisco Systems, Inc. (b) ......................       16,900          942,175
  EMC Corp. (b) ................................        1,900           52,131
                                                                   -----------
                                                                       994,306
                                                                   -----------
Computer Software & Services -- 8.2%
  America Online, Inc. (b) .....................        6,200          552,962
  Compuware Corp. (b) ..........................       12,700          406,400
  HBO & Co. ....................................       35,200        1,689,600
                                                                   -----------
                                                                     2,648,962
                                                                   -----------
Data Processing Services -- 4.6%
  Automatic Data Processing, Inc. ..............        8,800          540,100
  First Data Corp. .............................       17,400          508,950
  Paychex, Inc. ................................        8,600          435,375
                                                                   -----------
                                                                     1,484,425
                                                                   -----------
Electronic Components -- 2.5%
  Texas Instruments, Inc. ......................       18,300          823,500
                                                                   -----------
Entertainment -- 2.3%
  Walt Disney Co. ..............................        7,600          752,875
                                                                   -----------
Financial Services -- 12.4%
  Charles Schwab Corp. .........................       22,500          943,594
  Federal National Mortgage Association ........       22,100        1,261,081
  MGIC Investment Corp. ........................       18,300        1,216,950
  SunAmerica, Inc. .............................       14,100          602,775
                                                                   -----------
                                                                     4,024,400
                                                                   -----------
Health Care - Drugs -- 9.3%
  Eli Lilly & Co. ..............................       22,100        1,538,712
  Pfizer, Inc. .................................       11,400          850,013
  Warner Lambert Co. ...........................        4,900          607,600
                                                                   -----------
                                                                     2,996,325
                                                                   -----------
Health Care - Medical Technology -- 8.8%
  Allegiance Corp. .............................       18,100          641,419
  Guidant Corp. ................................       12,600          784,350
  Medtronic, Inc. ..............................        8,100          423,731
  Oncor, Inc. (b) ..............................      200,000          925,000
  Somatogen, Inc. (b) ..........................       16,500           73,219
                                                                   -----------
                                                                     2,847,719
                                                                   -----------
Health Care - Services -- 1.8%
  Healthsouth Corp. (b) ........................       21,600          599,400
                                                                   -----------
Insurance -- 4.9%
  American International Group, Inc. ...........        6,825          742,219
  EXEL Ltd. ....................................       13,300          842,887
                                                                   -----------
                                                                     1,585,106
                                                                   -----------
Oil & Gas Exploration -- 3.4%
  Anadarko Petroleum Corp. .....................       12,400          752,525
  Ocean Energy, Inc. (b) .......................        7,300          359,981
                                                                   -----------
                                                                     1,112,506
                                                                   -----------
Oil - Drilling Equipment -- 14.4%
  Baker Hughes, Inc. ...........................       21,100          920,488
  Halliburton Co. ..............................       16,500          856,969
  Schlumberger Ltd. ............................       11,800          949,900
  Unit Corp. (b) ...............................      199,300        1,918,262
                                                                   -----------
                                                                     4,645,619
                                                                   -----------
Restaurants -- 3.2%
  Starbucks Corp. (b) ..........................       27,300        1,047,638
                                                                   -----------
Retail - General -- 1.9%
  Kohls Corp. (b) ..............................        8,900          606,313
                                                                   -----------
Retail - Specialty -- 4.9%
  Borders Group, Inc. (b) ......................       16,500          516,656
  Circuit City Stores, Inc. ....................        7,800          277,388
  Home Depot, Inc. .............................       13,500          794,812
                                                                   -----------
                                                                     1,588,856
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost
    $24,591,913) ...............................                    30,769,122
                                                                   -----------

                                                     Face
                                                    Amount
------------------------------------------------------------------------------
Short-Term Investment -- 7.6% of Total Net Assets

    Repurchase Agreement with State Street
    Bank and Trust Co., dated 12/31/97 at
    5.000% to be repurchased at $2,470,686 on
    1/02/98 collateralized by $2,450,000 U.S.
    Treasury Note, 6.000%, due 8/15/00 with
    a value of $2,519,673 ......................   $2,470,000        2,470,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,470,000)................                     2,470,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $27,061,913) (c) .............................                   $33,239,122
                                                                   ===========

(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of $27,177,943 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,873,645 and $812,466, respectively, resulting in net unrealized appreciation of $6,061,179.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND
Portfolio of Investments -- as of December 31, 1997

                                                   Shares(a)          Value(b)
------------------------------------------------------------------------------
Common Stocks -- 87.3% of Total Net Assets

Australia -- 6.4%
  Brambles Industries Ltd. .....................       63,000      $ 1,250,284
  Foodland Associates ..........................      125,000          936,157
  Leighton Holdings Ltd. .......................      344,296        1,202,757
  QBE Insurance Group Ltd. .....................      250,000        1,125,409
  West Australian News Holdings Ltd. ...........      175,775          739,264
                                                                   -----------
                                                                     5,253,871
                                                                   -----------
Brazil -- 0.8%
  SABESP .......................................    2,848,000          676,242
                                                                   -----------
Canada -- 9.3%
  Bombardier, Inc. .............................       43,000          884,644
  Canadian National Railway Co. ................       19,500          914,244
  Donohue, Inc. ................................       40,500          736,853
  Northern Telecom Ltd. ........................        9,700          862,041
  Petro-Canada .................................       58,300        1,066,824
  Potash Corp. of Saskatchewan .................       13,000        1,082,537
  Royal Bank of Canada .........................       20,000        1,060,145
  Torstar Corp. ................................       30,000        1,039,152
                                                                   -----------
                                                                     7,646,440
                                                                   -----------
Finland -- 3.2%
  Neste Oy .....................................       45,000        1,089,718
  Rauma Oy .....................................       48,000          748,493
  UPM Kymmene Oy ...............................       42,000          839,854
                                                                   -----------
                                                                     2,678,065
                                                                   -----------
France -- 9.7%
  Axa-UAP Re SA ................................       15,500        1,199,360
  Bank Nationale de Paris ......................       25,500        1,355,396
  Comptoirs Modernes ...........................          576          294,771
  Elf Aquitaine SA .............................        9,000        1,046,773
  L' Air Liquide ...............................        5,700          892,149
  Michelin .....................................       17,000          855,861
  St. Gobain ...................................        9,900        1,406,414
  Valeo ........................................       14,500          983,451
                                                                   -----------
                                                                     8,034,175
                                                                   -----------
Germany -- 4.7%
  Daimler Benz AG ..............................       14,000          982,128
  Duerr AG .....................................       20,000          658,718
  Preussag AG ..................................        3,600        1,098,641
  Volkswagen AG ................................        2,000        1,125,101
                                                                   -----------
                                                                     3,864,588
                                                                   -----------
Hong Kong -- 0.7%
  CDL Hotels International Ltd. ................    1,800,000          545,877
                                                                   -----------
Italy -- 9.1%
  Istituto Bancario San Paolo ..................       75,000          716,506
  Cartiere Burgo Spa ...........................      140,700          841,098
  Credito Italiano .............................      438,000        1,350,644
  Edison Spa ...................................      140,000          846,806
  Snia BPD Spa .................................    1,000,000        1,028,830
  Telecom Italia Spa ...........................      409,000        1,803,392
  Unipol Spa ...................................      300,000          913,228
                                                                   -----------
                                                                     7,500,504
                                                                   -----------
Japan -- 8.4%
  Bank of Tokyo-Mitsubishi Ltd. ................       65,000          896,071
  Credit Saison Co. ............................          250            6,165
  Daiwa House Industries Co. Ltd. ..............      125,000          660,565
  Familymart Co. ...............................       30,000        1,075,285
  Fuji Photo Film Co. ..........................       30,000        1,148,809
  Nichii Gakkan Co. ............................       20,000          689,286
  Nomura Securities Co. Ltd. ...................       75,000          999,464
  Sony Corp. ...................................       12,000        1,066,095
  Yamada Denki Co. .............................       50,000          379,107
                                                                   -----------
                                                                     6,920,847
                                                                   -----------
Mexico -- 1.1%
  Cementos Chihuahua ...........................      398,900          487,350
  Cifra ........................................      200,000          448,547
                                                                   -----------
                                                                       935,897
                                                                   -----------
New Zealand -- 5.7%
  Air New Zealand Ltd. .........................      269,000          538,872
  Corporate Investments Ltd. ...................    2,000,000        1,056,783
  Nuplex Industries Ltd. .......................      440,000          894,201
  PDL Holdings Ltd. ............................      120,641          560,401
  St. Luke's Group Ltd. ........................      650,000          603,876
  Telecom Corp. of New Zealand .................      220,000        1,066,654
                                                                   -----------
                                                                     4,720,787
                                                                   -----------
Norway -- 3.2%
  Norske Skog ..................................       30,000          869,235
  Schibsted ....................................       47,000          804,991
  Storli .......................................       57,000          964,689
                                                                   -----------
                                                                     2,638,915
                                                                   -----------
Portugal -- 6.4%
  Banco Espirito Santo .........................       36,400        1,083,199
  BPI ..........................................       45,000        1,094,132
  Cimpor .......................................       29,000          760,098
  Portugal Telecom SA ..........................       30,000        1,392,013
  Telecel-Comunicacaoes Pessoais SA (c) ........        9,000          958,924
                                                                   -----------
                                                                     5,288,366
                                                                   -----------
Singapore -- 0.6%
  Parkway Holdings Ltd. ........................      213,000          480,214
                                                                   -----------
Thailand -- 0.9%
  Electricity Generating Public Co. Ltd. .......      239,000          446,729
  Thai Farmers Bank Public Co. Ltd. ............      150,000          272,586
                                                                   -----------
                                                                       719,315
                                                                   -----------
United Kingdom -- 17.1%
  Anglian Water ................................       75,000        1,022,456
  Bank Of Scotland .............................      250,000        2,270,756
  Commercial Union .............................       70,000          976,138
  General Electric Co. .........................      150,000          971,950
  Lloyds TSB Group .............................      115,000        1,496,102
  Marks & Spencer ..............................      150,000        1,483,399
  Safeway, Inc. ................................      180,000        1,014,080
  Scottish & Newcastle .........................      133,000        1,628,564
  Scottish Hydro ...............................       97,000          799,799
  Siebe Public .................................       70,000        1,373,951
  SmithKline Beecham ...........................      103,500        1,066,742
                                                                   -----------
                                                                    14,103,937
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost
    $73,108,273) ...............................                    72,008,040
                                                                   -----------
--------------------------------------------------------------------------------
Preferred Stocks -- 4.3% of Total Net Assets

Brazil -- 1.2%
  Brahma .......................................      630,000          423,368
  Pao de Acucar ................................   30,000,000          548,363
  Telemig SA ...................................       60,776            7,678
                                                                   -----------
                                                                       979,409
                                                                   -----------
Germany -- 3.1%
  Henkel KGAA ..................................       22,000        1,388,032
  Jungheinrich AG ..............................        3,215          482,531
  Porsche AG ...................................          400          667,056
                                                                   -----------
                                                                     2,537,619
                                                                   -----------
  TOTAL PREFERRED STOCKS (Identified Cost
    $2,810,211) ................................                     3,517,028
                                                                   -----------

                                                      Face
                                                     Amount
------------------------------------------------------------------------------
Short-Term Investment -- 5.7% of Total Net Assets

  Repurchase Agreement with State Street
    Bank and Trust Co., dated 12/31/97 at
    5.000% to be repurchased at $4,704,306 on
    1/02/98 collateralized by $4,675,000 U.S.
    Treasury Note, 5.875%, due 1/31/99 with a
    value of $4,797,228 ........................   $4,703,000        4,703,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $4,703,000) ...............                     4,703,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $80,621,484) (d) .............................                   $80,228,068
                                                                   ===========

(a) Ordinary shares unless noted otherwise.
(b) See Note 1.
(c) Non-income producing security.
(d) At December 31, 1997, the net unrealized depreciation on investments based on cost of $80,657,256 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $6,278,751 and $6,707,939, respectively, resulting in net unrealized depreciation of $429,188.

               Ten Largest Sector Holdings at December 31, 1997
                     as a Percentage of Total Net Assets

       Banks                                                      12.7%
       Telecommunications                                          7.4%
       Retail - General                                            5.9%
       Industrial Equipment                                        5.3%
       Insurance                                                   5.1%
       Building Materials                                          4.3%
       Auto & Related                                              4.2%
       Oil & Gas                                                   3.6%
       Pulp & Paper                                                3.0%
       Beverages                                                   2.5%

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP GROWTH FUND
Portfolio of Investments -- as of December 31, 1997

                                                        Shares     Value(a)
--------------------------------------------------------------------------------
Common Stocks -- 94.1% of Total Net Assets

Commercial Services -- 4.7%
  Cendant Corp. (b) .........................           2,650      $    91,094
                                                                   -----------
Communications Equipment -- 2.2%
  Ciena Corp. (b) ...........................             700           42,788
                                                                   -----------
Computer Hardware -- 0.1%
  EMC Corp. (b) .............................             100            2,744
                                                                   -----------
Computer Software & Services -- 19.6%
  America Online, Inc. (b) ..................             800           71,350
  Compuware Corp. (b) .......................           1,100           35,200
  Electronic Arts (b) .......................           1,200           45,375
  HBO & Co. .................................           3,200          153,600
  Peritus Software Services, Inc. (b) .......           1,400           28,525
  Symantec Corp. (b) ........................           1,900           41,681
                                                                   -----------
                                                                       375,731
                                                                   -----------
Data Processing Services -- 2.6%
  Paychex, Inc. .................................       1,000           50,625
                                                                   -----------
Financial Services -- 12.5%
  Charles Schwab Corp. ..........................       2,400          100,650
  Federal National Mortgage Association .........         800           45,650
  MGIC Investment Corp. .........................         600           39,900
  SunAmerica, Inc. ..............................       1,250           53,437
                                                                   -----------
                                                                       239,637
                                                                   -----------
Health Care - Drugs -- 7.5%
  Eli Lilly & Co. ...............................       1,200           83,550
  Pfizer, Inc. ..................................         800           59,650
                                                                   -----------
                                                                       143,200
                                                                   -----------
Health Care - Medical Technology -- 9.9%
  Allegiance Corp. ..............................       1,200           42,525
  Guidant Corp. .................................         800           49,800
  Oncor, Inc. (b) ...............................       9,900           45,787
  Somatogen, Inc. (b) ...........................       2,000            8,875
  Steris Corp. (b) ..............................         900           43,425
                                                                   -----------
                                                                       190,412
                                                                   -----------
Insurance -- 5.8%
  EXEL Ltd. .....................................         900           57,038
  Unum Corp. ....................................       1,000           54,375
                                                                   -----------
                                                                       111,413
                                                                   -----------
Oil & Gas Exploration -- 6.3%
  Abacan Resources Corp. (New) (b) ..............       6,100            9,531
  Anadarko Petroleum Corp. ......................         600           36,413
  Cross Timbers Oil Co. .........................       1,200           29,925
  Ocean Energy, Inc. (b) ........................         900           44,381
                                                                   -----------
                                                                       120,250
                                                                   -----------
Oil - Drilling Equipment -- 14.6%
  Baker Hughes, Inc. ............................       1,000           43,625
  Halliburton Co. ...............................         700           36,356
  Nabors Industries, Inc. (b) ...................       1,200           37,725
  Schlumberger Ltd. .............................         700           56,350
  Unit Corp. (b) ................................      11,100          106,838
                                                                   -----------
                                                                       280,894
                                                                   -----------
Restaurants -- 2.3%
  Starbucks Corp. (b) ...........................       1,150           44,131
                                                                   -----------
Retail - General -- 2.8%
  Kohls Corp. (b) ...............................         800           54,500
                                                                   -----------
Retail - Specialty -- 3.2%
  Borders Group, Inc. (b) .......................       1,000           31,312
  Home Depot, Inc. ..............................         500           29,438
                                                                   -----------
                                                                        60,750
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost $1,636,393)                   1,808,169
                                                                   -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST
    $1,636,393) (c) ..............................                 $ 1,808,169
                                                                   ===========

(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of $1,636,393 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $264,875 and $93,099, respectively, resulting in net unrealized appreciation of $171,776.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES MID-CAP VALUE FUND
Portfolio of Investments -- as of December 31, 1997


                                                       Shares        Value(a)
--------------------------------------------------------------------------------
Common Stocks -- 89.8% of Total Net Assets

Aerospace -- 2.9%
  Gencorp, Inc. .................................       2,100      $    52,500
  Sundstrand Corp. ..............................       1,200           60,450
                                                                   -----------
                                                                       112,950
                                                                   -----------
Airlines -- 0.9%
  Southwest Airlines Co. ........................       1,500           36,938
                                                                   -----------
Auto & Related -- 1.4%
  Echlin, Inc. ..................................       1,500           54,281
                                                                   -----------
Banks/Savings & Loans -- 9.3%
  Associated BancCorp ...........................         988           54,463
  Charter One Financial, Inc. ...................         630           39,769
  City National Corp. ...........................       1,500           55,406
  Commercial Federal Corp. ......................         600           21,338
  Downey Financial Corp. ........................       1,300           36,969
  Provident Financial Group, Inc. ...............       1,000           48,500
  TCF Financial Corp. ...........................       1,600           54,300
  Westamerica Bancorporation ....................         500           51,125
                                                                   -----------
                                                                       361,870
                                                                   -----------
Beverages -- 1.4%
  Whitman Corp. .................................       2,100           54,731
                                                                   -----------
Business Services -- 1.2%
  CDI Corp. (b) .................................       1,000           45,750
                                                                   -----------
Chemicals - Major -- 1.7%
  Solutia, Inc. .................................       2,500           66,719
                                                                   -----------
Chemicals - Specialty -- 1.0%
  M.A. Hanna Co. ................................       1,600           40,400
                                                                   -----------
Commercial Services -- 2.4%
  Apac Teleservices, Inc. (b) ...................       3,500           47,250
  Viad Corp. ....................................       2,500           48,281
                                                                   -----------
                                                                        95,531
                                                                   -----------
Communications Equipment -- 1.1%
  Harris Corp. ..................................         900           41,288
                                                                   -----------
Computer Hardware -- 0.7%
  Komag, Inc. (b) ...............................       1,800           26,775
                                                                   -----------
Computer Software & Services -- 3.5%
  American Management Systems, Inc. (b) .........       2,100           40,950
  Sterling Software, Inc. (b) ...................         900           36,900
  Symantec Corp. (b) ............................       2,600           57,037
                                                                   -----------
                                                                       134,887
                                                                   -----------
Electronic Components -- 6.4%
  BMC Industries, Inc. ..........................       2,100           33,862
  CHS Electronics, Inc. (b) .....................       2,000           34,250
  Integrated Device Technology, Inc. (b) ........       3,500           33,031
  International Rectifier Corp. (b) .............       2,400           28,350
  Lam Research Corp. (b) ........................       1,300           38,025
  Litton Industries, Inc. (b) ...................       1,000           57,500
  National Semiconductor Corp. (b) ..............       1,000           25,938
                                                                   -----------
                                                                       250,956
                                                                   -----------
Financial Services -- 2.8%
  A.G. Edwards, Inc. ............................       1,500           59,625
  Finova Group, Inc. ............................       1,000           49,687
                                                                   -----------
                                                                       109,312
                                                                   -----------
Food - Packaged & Miscellaneous -- 3.9%
  Dean Foods Co. ................................       1,100           65,450
  International Home Foods, Inc. (b) ............       1,800           50,400
  Lance, Inc. ...................................       1,350           35,522
                                                                   -----------
                                                                       151,372
                                                                   -----------
Health Care - Medical Technology -- 1.8%
  Invacare Corp. ................................         800           17,400
  Steris Corp. (b) ..............................       1,100           53,075
                                                                   -----------
                                                                        70,475
                                                                   -----------
Health Care - Services -- 3.0%
  Integrated Health Services, Inc. (b) ..........       1,400           43,662
  Sierra Health Services, Inc. (b) ..............       1,000           33,625
  Trigon Healthcare, Inc. (b) ...................       1,500           39,188
                                                                   -----------
                                                                       116,475
                                                                   -----------
Home Builders -- 1.4%
  Champion Enterprises, Inc. (b) ................       2,600           53,463
                                                                   -----------
Home Products -- 2.3%
  Dial Corp. (New) ..............................       2,400           49,950
  Furniture Brands International, Inc. (b) ......       2,000           41,000
                                                                   -----------
                                                                        90,950
                                                                   -----------
Housing & Building Materials -- 0.8%
  Armstrong World Industries, Inc. ..............         400           29,900
                                                                   -----------
Insurance -- 2.8%
  Everest Reinsurance Holdings, Inc. ............       1,000           41,250
  Protective Life Corp. .........................         600           35,850
  Reinsurance Group of America ..................         800           34,050
                                                                   -----------
                                                                       111,150
                                                                   -----------
Manufacturing -- 3.9%
  Apogee Enterprises, Inc. ......................       3,000           35,625
  Regal-Beloit Corp. ............................       2,000           59,125
  TriMas Corp. ..................................       1,700           58,437
                                                                   -----------
                                                                       153,187
                                                                   -----------
Natural Gas -- 3.1%
  Columbia Gas Systems, Inc. ....................         725           56,958
  Eastern Enterprises ...........................       1,400           63,000
                                                                   -----------
                                                                       119,958
                                                                   -----------
Office Equipment -- 1.0%
  Kimball International, Inc. ...................       2,100           38,719
                                                                   -----------
Oil & Gas Exploration -- 2.6%
  Forcenergy, Inc. (b) ..........................       1,900           49,756
  Oryx Energy Co. (b) ...........................       2,000           51,000
                                                                   -----------
                                                                       100,756
                                                                   -----------
Oil - Drilling Equipment -- 1.7%
  Offshore Logistics, Inc. (b) ..................       1,400           29,925
  Weatherford Enterra, Inc. (b) .................         800           35,000
                                                                   -----------
                                                                        64,925
                                                                   -----------
Paper Products -- 0.7%
  Mead Corp. ....................................       1,000           28,000
                                                                   -----------
Printing -- 0.7%
  Banta Corp. ...................................       1,000           27,000
                                                                   -----------
Publishing -- 0.9%
  Houghton Mifflin Co. ..........................         900           34,538
                                                                   -----------
Real Estate Investment Trusts -- 4.1%
  Health Care Property Investments, Inc. ........       1,000           37,812
  Imperial Credit Commercial Mortgage Investment
    Corp. (b) ...................................       6,400           93,600
  Mack California Realty Corp. ..................         750           30,750
                                                                   -----------
                                                                       162,162
                                                                   -----------
Restaurants -- 0.9%
  Darden Restaurants, Inc. ......................       2,700           33,750
                                                                   -----------
Retail - Food -- 1.4%
  Hannaford Brothers Co. ........................       1,300           56,469
                                                                   -----------
Retail - Specialty -- 2.0%
  Macfrugals Bargains Close-Outs, Inc. (b) ......         800           32,900
  Zale Corp. (b) ................................       2,000           46,000
                                                                   -----------
                                                                        78,900
                                                                   -----------
Security Systems -- 1.3%
  Sensormatic Electronics Corp. .................       3,200           52,600
                                                                   -----------
Telecommunications -- 1.9%
  Aliant Communications, Inc. ...................       1,000           31,375
  Century Telephone Enterprises, Inc. ...........         900           44,831
                                                                   -----------
                                                                        76,206
                                                                   -----------
Textile & Apparel -- 1.6%
  WestPoint Stevens, Inc. (b) ...................       1,300           61,425
                                                                   -----------
Tobacco -- 1.7%
  Universal Corp. ...............................       1,600           65,800
                                                                   -----------
Utilities - Electric -- 7.6%
  Cinergy Corp. .................................       1,400           53,638
  CMS Energy Corp. ..............................       1,300           57,281
  Florida Progress Corp. ........................       1,500           58,875
  Pinnacle West Capital Corp. ...................       1,600           67,800
  Scana Corp. ...................................       2,000           59,875
                                                                   -----------
                                                                       297,469
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost $3,240,008)                   3,508,037
                                                                   -----------

                                                      Face
                                                     Amount
--------------------------------------------------------------------------------
Short-Term Investment -- 11.4% of Total Net Assets

  Agreement with State Street Bank and Trust
    Co., dated 12/31/97 at 5.000% to be
    repurchased at $444,123 on 1/02/98
    collateralized by $445,000 U.S. Treasury
    Note, 6.000%, due 8/15/00 with a value of
    $457,655 ...................................     $444,000          444,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $444,000) .................                       444,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $3,684,008) (c) ..............................                   $ 3,952,037
                                                                   ===========

(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of $3,684,008 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $390,631 and $122,602, respectively, resulting in net unrealized appreciation of $268,029.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP GROWTH FUND
Portfolio of Investments -- as of December 31, 1997

                                                       Shares        Value(a)
--------------------------------------------------------------------------------
Common Stocks -- 95.1% of Total Net Assets

Advertising -- 5.1%
  Lamar Advertising Co. (b) .....................       3,500      $   139,125
  Universal Outdoor Holdings, Inc. (b) ..........       2,300          119,600
                                                                   -----------
                                                                       258,725
                                                                   -----------
Agricultural Operations -- 1.9%
  Delta & Pine Land Co. .........................       3,177           96,899
                                                                   -----------
Banks/Savings & Loans -- 13.0%
  Astoria Financial Corp. .......................       2,400          133,800
  Bay View Capital Corp. ........................       2,800          101,500
  FirstFed Financial Corp. (b) ..................       3,600          139,500
  Peoples Heritage Financial Group, Inc. ........       2,400          110,400
  Reliance Bancorp, Inc. ........................       3,000          109,875
  Roslyn Bancorp, Inc. (b) ......................       2,600           60,450
                                                                   -----------
                                                                       655,525
                                                                   -----------
Broadcasting -- 4.6%
  Heftel Broadcasting Corp. (b) .................       1,500           70,125
  Metro Networks, Inc. (b) ......................       1,700           55,675
  Westwood One, Inc. (b) ........................       2,900          107,662
                                                                   -----------
                                                                       233,462
                                                                   -----------
Business Services -- 10.3%
  Abacus Direct Corp. (b) .......................       2,000           82,000
  Applied Graphics Technologies, Inc. (b) .......       2,000          106,500
  Checkfree Corp. (b) ...........................       3,900          105,300
  CSG Systems International, Inc. (b) ...........       2,300           92,000
  Saville Systems Ireland Plc, ADR (b) (c) ......       3,200          132,800
                                                                   -----------
                                                                       518,600
                                                                   -----------
Communications Equipment -- 3.7%
  Natural Microsystems Corp. (b) ................       1,700           79,050
  Uniphase Corp. (b) ............................       2,600          107,575
                                                                   -----------
                                                                       186,625
                                                                   -----------
Computer Hardware -- 3.0%
  Network Appliance, Inc. (b) ...................       4,200          149,100
                                                                   -----------

Computer Software & Services -- 12.3%
  Concord Communications, Inc. (b) ..............       2,600           53,950
  Industri-Matematik International Corp. (b) ....       3,500          103,250
  Lycos, Inc. (b) ...............................       2,100           86,887
  ONTRACK Data International, Inc. (b) ..........       2,300           57,356
  Peritus Software Services, Inc. (b) ...........       2,100           42,788
  Smallworldwide Plc, ADR (b) (c) ...............       2,300           50,313
  Veritas Software Co. (b) ......................       2,300          117,300
  Wind River Systems, Inc. (b) ..................       2,650          105,172
                                                                   -----------
                                                                       617,016
                                                                   -----------
Education -- 2.1%
  Computer Learning Centers, Inc. (b) ...........       1,700          104,125
                                                                   -----------
Electronic Components -- 5.2%
  ATMI, Inc. (b) ................................       4,400          106,700
  Sipex Corp. (b) ...............................       5,150          155,787
                                                                   -----------
                                                                       262,487
                                                                   -----------
Food - Packaged & Miscellaneous -- 0.8%
  Broughton Foods Co. (b) .......................       2,500           41,875
                                                                   -----------
Health Care - Biotechnology -- 7.6%
  Gilead Sciences, Inc. (b) .....................       1,400           53,550
  Incyte Pharmaceuticals, Inc. (b) ..............       1,400           63,000
  MedImmune, Inc. (b) ...........................       2,300           98,612
  Pharmacyclics, Inc. (b) .......................       2,000           51,250
  Sepracor, Inc. (b) ............................       1,500           60,094
  Vertex Pharmaceuticals, Inc. (b) ..............       1,700           56,100
                                                                   -----------
                                                                       382,606
                                                                   -----------
Health Care - Medical Technology -- 2.2%
  Cytyc Corp. (b) ...............................       2,000           49,750
  Novoste Corp. (b) .............................       2,600           58,500
                                                                   -----------
                                                                       108,250
                                                                   -----------
Health Care - Services -- 6.0%
  DAOU Systems, Inc. (b) ........................       1,700           53,125
  MedQuist, Inc. (b) ............................       3,000          104,250
  Sunrise Assisted Living, Inc. (b) .............       3,300          142,312
                                                                   -----------
                                                                       299,687
                                                                   -----------
Home Builders -- 3.2%
  D.R. Horton, Inc. .............................       3,900           67,762
  Lennar Corp. ..................................       4,400           94,875
                                                                   -----------
                                                                       162,637
                                                                   -----------
Hotels -- 2.3%
  Capstar Hotel Co. (b) .........................       3,300          113,231
                                                                   -----------
Insurance -- 1.5%
  Penn Treaty American Corp. (b) ................       2,400           76,200
                                                                   -----------
Leisure -- 1.9%
  Regal Cinemas, Inc. (b) .......................       3,500           97,563
                                                                   -----------
Oil & Gas Exploration -- 1.8%
  St. Mary Land & Exploration Co. ...............       2,600           91,000
                                                                   -----------
Oil - Drilling Equipment -- 2.1%
  Atwood Oceanics, Inc. (b) .....................       1,500           71,063
  IRI International Corp. (b) ...................       2,400           33,600
                                                                   -----------
                                                                       104,663
                                                                   -----------
Retail - Food & Drug -- 2.7%
  Whole Foods Market, Inc. (b) ..................       2,700          138,038
                                                                   -----------
Telecommunications -- 1.8%
  Metromedia Fiber Network, Inc. (b) ............       2,700           44,887
  WinStar Communications, Inc. (b) ..............       1,800           44,888
                                                                   -----------
                                                                        89,775
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost $3,958,519)                   4,788,089
                                                                   -----------

                                                      Face
                                                     Amount
--------------------------------------------------------------------------------
Short-Term Investment -- 7.5% of Total Net Assets

  Repurchase Agreement with State Street Bank and
    Trust Co., dated 12/31/97 at 5.000% to be
    repurchased at $375,104 on 1/02/98
    collateralized by $375,000 U.S. Treasury
    Note, 5.875% due 1/31/99 with a value
    of $384,804 ................................    $  375,000         375,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $375,000)..................                       375,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $4,333,519) (d) ..............................                   $ 5,163,089
                                                                   ===========

(a) See Note 1.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) At December 31, 1997, the net unrealized appreciation on investments based on cost of $4,351,328 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $879,314 and $67,553, respectively, resulting in net unrealized appreciation of $811,761.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES SMALL CAP VALUE FUND
Portfolio of Investments -- as of December 31, 1997

                                                       Shares        Value(a)
--------------------------------------------------------------------------------
Common Stocks -- 87.4% of Total Net Assets

Aerospace -- 2.1%
  Alliant Techsystems, Inc. (b) .................      45,300      $ 2,525,475
  Gencorp, Inc. .................................      81,700        2,042,500
  Nichols Research Corp. (b) ....................      48,150        1,203,750
                                                                   -----------
                                                                     5,771,725
                                                                   -----------
Auto & Related -- 2.4%
  Aftermarket Technology Corp. (b) ..............     106,300        1,926,688
  Borg Warner Automotive, Inc. ..................      27,100        1,409,200
  Echlin, Inc. ..................................      57,400        2,077,162
  Intermet Corp. ................................      81,000        1,417,500
                                                                   -----------
                                                                     6,830,550
                                                                   -----------
Banks/Savings & Loans -- 4.8%
  Associated BancCorp ...........................      46,521        2,564,470
  Bank United Corp. .............................      39,400        1,928,138
  City National Corp. ...........................      42,400        1,566,150
  CNB Bancshares, Inc. ..........................      14,600          703,538
  Commercial Federal Corp. ......................      69,750        2,480,484
  Downey Financial Corp. ........................      68,700        1,953,656
  UST Corp. .....................................      39,600        1,098,900
  Westamerica Bancorporation ....................      12,000        1,227,000
                                                                   -----------
                                                                    13,522,336
                                                                   -----------
Business Services -- 1.6%
  Alternative Resources Corp. (b) ...............      40,300          929,419
  CDI Corp. (b) .................................      33,800        1,546,350
  Cort Business Services Corp. (b) ..............      44,100        1,755,731
  Team America Corp. (b) ........................      13,800          144,900
                                                                   -----------
                                                                     4,376,400
                                                                   -----------
Chemicals - Specialty -- 3.1%
  AMCOL International Corp. .....................      63,900        1,014,413
  Cuno, Inc. (b) ................................      84,100        1,282,525
  Dexter Corp. ..................................      27,500        1,187,656
  Fuller (H.B.) Co. .............................      33,100        1,638,450
  General Chemical Group, Inc. ..................      45,000        1,203,750
  M.A. Hanna Co. ................................      62,100        1,568,025
  Mississippi Chemical Corp. ....................      34,900          636,925
                                                                   -----------
                                                                     8,531,744
                                                                   -----------
Commercial Services -- 1.7%
  Apac Teleservices, Inc. (b) ...................     141,200        1,906,200
  Viad Corp. ....................................     151,700        2,929,706
                                                                   -----------
                                                                     4,835,906
                                                                   -----------
Communications Equipment -- 0.3%
  California Microwave, Inc. (b) ................      49,600          961,000
                                                                   -----------
Computer Hardware -- 1.4%
  Digi International, Inc. (b) ..................      90,600        1,540,200
  Komag, Inc. (b) ...............................      69,400        1,032,325
  Telxon Corp. ..................................      54,400        1,298,800
                                                                   -----------
                                                                     3,871,325
                                                                   -----------
Computer Software & Services -- 3.8%
  American Management Systems, Inc. (b) .........      55,000        1,072,500
  Filenet Corp. (b) .............................      62,800        1,891,850
  Platinum Technology, Inc. (b) .................      94,900        2,680,925
  Sterling Software, Inc. (b) ...................      51,100        2,095,100
  Structural Dynamics Research Corp. (b) ........      75,700        1,703,250
  WMS Industries, Inc. (b) ......................      30,500          644,312
  Wonderware Corp. (b) ..........................      35,800          505,675
                                                                   -----------
                                                                    10,593,612
                                                                   -----------
Containers -- 0.6%
  US Can Corp. (b) ..............................      93,500        1,577,813
                                                                   -----------
Electronic Components -- 2.3%
  Alpha Industries, Inc. (b) ....................      51,600          832,050
  BMC Industries, Inc. ..........................      90,400        1,457,700
  Cypress Semiconductor Corp. (b) ...............      61,100          519,350
  Exar Corp. (b) ................................      48,400          798,600
  Integrated Device Technology, Inc. (b) ........     152,800        1,442,050
  International Rectifier Corp. (b) .............      94,900        1,121,006
  Xicor, Inc. (b) ...............................      71,800          215,400
                                                                   -----------
                                                                     6,386,156
                                                                   -----------
Environmental Services -- 1.2%
  IMCO Recycling, Inc. ..........................      75,000        1,204,688
  World Fuel Services Corp. .....................     103,575        2,175,075
                                                                   -----------
                                                                     3,379,763
                                                                   -----------
Financial Services -- 2.8%
  Capmac Holdings, Inc. .........................      33,200        1,153,700
  DVI, Inc. (b) .................................      80,500        1,489,250
  Financial Federal Corp. (b) ...................      89,700        2,119,162
  Franchise Mortgage Acceptance Co. (b) .........     128,700        2,364,862
  WFS Financial, Inc. (b) .......................      65,790          740,138
                                                                   -----------
                                                                     7,867,112
                                                                   -----------
Food - Packaged & Miscellaneous -- 1.7%
  International Home Foods, Inc. (b) ............      18,900          529,200
  International Multifoods Corp. ................      53,500        1,514,719
  Lance, Inc. ...................................      75,200        1,978,700
  Michael Foods, Inc. ...........................      34,000          828,750
                                                                   -----------
                                                                     4,851,369
                                                                   -----------
Freight Transportation -- 2.1%
  Circle International Group, Inc. ..............      63,000        1,445,062
  Pittston Burlington Group (b) .................      89,100        2,338,875
  US Freightways Corp. ..........................      68,500        2,226,250
                                                                   -----------
                                                                     6,010,187
                                                                   -----------
Health Care - Drugs -- 0.4%
  Weider Nutrition International, Inc. ..........      88,700        1,103,206
                                                                   -----------
Health Care - Medical Technology -- 3.5%
  C.R. Bard, Inc. ...............................      77,000        2,411,062
  Conmed Corp. (b) ..............................      94,475        2,479,969
  Gulf South Medical Supply, Inc. (b) ...........      33,800        1,259,050
  Hologic, Inc. (b) .............................      77,600        1,605,350
  Invacare Corp. ................................      47,500        1,033,125
  Sola International, Inc. (b) ..................      33,300        1,082,250
                                                                   -----------
                                                                     9,870,806
                                                                   -----------
Health Care - Services -- 5.6%
  Compdent Corp. (b) ............................      65,000        1,318,281
  Genesis Health Ventures, Inc. (b) .............      57,700        1,521,838
  HealthPlan Services Corp. (b) .................     100,700        2,114,700
  Integrated Health Services, Inc. (b) ..........     106,381        3,317,757
  Pharmerica, Inc. (b) ..........................      60,700          629,763
  PhyMatrix Corp. (b) ...........................      45,900          722,925
  Sierra Health Services, Inc. (b) ..............      78,900        2,653,012
  Trigon Healthcare, Inc. (b) ...................      66,600        1,739,925
  Vitalink Pharmacy Services, Inc. (b) ..........      63,645        1,535,436
                                                                   -----------
                                                                    15,553,637
                                                                   -----------
Home Builders -- 1.1%
  Champion Enterprises, Inc. (b) ................      72,000        1,480,500
  Crossman Communities, Inc. (b) ................      53,300        1,472,413
                                                                   -----------
                                                                     2,952,913
                                                                   -----------
Home Products -- 2.9%
  Dial Corp. (New) ..............................     136,900        2,849,231
  Furniture Brands International, Inc. (b) ......     139,800        2,865,900
  Premark International, Inc. ...................      81,900        2,375,100
                                                                   -----------
                                                                     8,090,231
                                                                   -----------
Housing & Building Materials -- 1.4%
  Giant Cement Holding, Inc. (b) ................      64,600        1,493,875
  Shaw Industries, Inc. .........................     202,700        2,356,388
                                                                   -----------
                                                                     3,850,263
                                                                   -----------
Insurance -- 5.7%
  Allied Group, Inc. ............................      87,300        2,498,963
  Capital Reinsurance Corp. .....................      50,600        3,140,362
  Everest Reinsurance Holdings, Inc. ............      74,900        3,089,625
  Protective Life Corp. .........................      65,600        3,919,600
  Reinsurance Group of America ..................      79,500        3,383,719
                                                                   -----------
                                                                    16,032,269
                                                                   -----------
Machinery -- 0.6%
  Chart Industries, Inc. ........................      73,100        1,667,594
                                                                   -----------
Manufacturing -- 3.5%
  Apogee Enterprises, Inc. ......................     138,100        1,639,937
  Federal Signal Corp. ..........................      57,900        1,252,088
  Griffon Corp. (b) .............................     117,350        1,716,244
  Regal-Beloit Corp. ............................      90,000        2,660,625
  TriMas Corp. ..................................      75,600        2,598,750
                                                                   -----------
                                                                     9,867,644
                                                                   -----------
Metals -- 1.0%
  Agnico-Eagle Mines Ltd. .......................      96,000          522,000
  Oregon Steel Mills, Inc. ......................     107,400        2,288,963
                                                                   -----------
                                                                     2,810,963
                                                                   -----------
Natural Gas -- 1.6%
  Eastern Enterprises ...........................      73,500        3,307,500
  Public Service Company of North Carolina, Inc.       44,900        1,027,087
                                                                   -----------
                                                                     4,334,587
                                                                   -----------
Office Equipment -- 1.1%
  Kimball International, Inc. ...................     106,400        1,961,750
  National Computer Systems, Inc. ...............      34,400        1,212,600
                                                                   -----------
                                                                     3,174,350
                                                                   -----------
Oil & Gas Exploration -- 2.5%
  Forcenergy, Inc. (b) ..........................      90,600        2,372,587
  Lomak Petroleum, Inc. .........................      94,100        1,529,125
  Plains Resources, Inc. (b) ....................      39,400          677,188
  Vintage Petroleum, Inc. .......................     120,600        2,291,400
                                                                   -----------
                                                                     6,870,300
                                                                   -----------
Oil - Drilling Equipment -- 3.0%
  Atwood Oceanics, Inc. (b) .....................      28,600        1,354,925
  Offshore Logistics, Inc. (b) ..................      46,300          989,662
  Pride International, Inc. (b) .................      90,400        2,282,600
  Seitel, Inc. (b) ..............................      59,400        1,017,225
  Weatherford Enterra, Inc. (b) .................      61,300        2,681,875
                                                                   -----------
                                                                     8,326,287
                                                                   -----------
Paper Products -- 0.8%
  Boise Cascade Corp. ...........................      72,800        2,202,200
  Wausau Paper Mills Corp. ......................       8,200          165,025
                                                                   -----------
                                                                     2,367,225
                                                                   -----------
Printing -- 1.2%
  Banta Corp. ...................................      76,974        2,078,298
  Cadmus Communications Corp. ...................      66,800        1,369,400
                                                                   -----------
                                                                     3,447,698
                                                                   -----------
Publishing -- 0.5%
  Houghton Mifflin Co. ..........................      33,800        1,297,075
                                                                   -----------
Real Estate Investment Trusts -- 8.7%
  American General Hospitality Corp. ............      90,300        2,415,525
  Brandywine Realty Corp. .......................      81,000        2,035,125
  Capstone Capital Corp. ........................      76,700        1,960,644
  Health Care Property Investments, Inc. ........      71,500        2,703,593
  Imperial Credit Commercial Mortgage
    Investment Corp. (b) ..........................     228,400      3,340,350
  Koger Equity, Inc. ..............................     124,000      2,720,250
  Liberty Property ................................      81,100      2,316,419
  Mack California Realty Corp. ....................      68,300      2,800,300
  Sun Communities, Inc. ...........................      51,100      1,836,406
  Sunstone Hotel Investors, Inc. ..................     126,300      2,178,675
                                                                   -----------
                                                                    24,307,287
                                                                   -----------
Restaurants -- 1.4%
  Buffets, Inc. (b) .............................     113,300        1,062,187
  Cooker Restaurant Corp. .......................      35,700          341,381
  Cracker Barrel Old Country Store, Inc. ........      25,700          857,738
  Darden Restaurants, Inc. ......................     127,500        1,593,750
                                                                   -----------
                                                                     3,855,056
                                                                   -----------
Retail - Food -- 0.9%
  Hannaford Brothers Co. ........................      55,900        2,428,156
                                                                   -----------
Retail - General -- 0.5%
  Saks Holdings, Inc. (b) .......................      60,900        1,259,869
                                                                   -----------
Retail - Specialty -- 3.1%
  Family Dollar Stores, Inc. ....................      46,000        1,348,375
  Gibson Greetings, Inc. ........................      28,300          619,063
  Heilig-Meyers Co. .............................     141,800        1,701,600
  OfficeMax, Inc. (b) ...........................      30,400          433,200
  Tandycrafts, Inc. (b) .........................      70,900          323,481
  The Wet Seal, Inc. (b) ........................      39,300        1,159,350
  United Auto Group, Inc. (b) ...................      98,900        1,792,562
  Zale Corp. (b) ................................      57,400        1,320,200
                                                                   -----------
                                                                     8,697,831
                                                                   -----------
Security Systems -- 0.9%
  Sensormatic Electronics Corp. .................     151,600        2,491,925
                                                                   -----------
Telecommunications -- 0.8%
  Antec Corp. (b) ...............................      92,200        1,440,625
  Vanguard Cellular Systems, Inc. (b) ...........      73,100          932,025
                                                                   -----------
                                                                     2,372,650
                                                                   -----------
Telecommunications Equipment -- 0.2%
  Rohn Industries, Inc. .........................     112,900          582,141
                                                                   -----------
Textile & Apparel -- 1.3%
  Stride Rite Corp. .............................     134,900        1,618,800
  Timberland Co. (b) ............................       9,400          545,788
  WestPoint Stevens, Inc. (b) ...................      31,700        1,497,825
                                                                   -----------
                                                                     3,662,413
                                                                   -----------
Utilities - Electric -- 1.3%
  Calpine Corp. (b) .............................      60,800          904,400
  Commonwealth Energy System ....................      12,700          422,275
  Rochester Gas & Electric Corp. ................      47,900        1,628,600
  WPS Resources Corp. ...........................      24,100          814,881
                                                                   -----------
                                                                     3,770,156
                                                                   -----------
  TOTAL COMMON STOCKS
    (Identified Cost $217,670,746)..............                   244,411,530
                                                                   -----------

                                                      Face
                                                     Amount
--------------------------------------------------------------------------------
Short-Term Investments -- 13.3% of Total Net Assets

  Chevron  Chevron USA Inc., 6.600%, 1/02/98 ...  $13,500,000       13,500,000
  Exxon Asset Management Co., 5.650%, 1/02/98 ..   10,100,000       10,100,000
  General Electric Capital Corp.,
    5.650%, 1/02/98 ............................   13,500,000       13,500,000
                                                                   -----------
                                                                    37,100,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENTS
    (Identified Cost $37,100,000)...............                    37,100,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $254,770,746) (d) ............................                  $281,511,530
                                                                  ============

(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of $254,687,064 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $39,025,225 and $12,200,759, respectively, resulting in net unrealized appreciation of $26,824,466.

                See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES STRATEGIC VALUE FUND
Portfolio of Investments -- as of December 31, 1997

                                                       Shares        Value(a)
--------------------------------------------------------------------------------
Common Stocks -- 84.4% of Total Net Assets

Aerospace -- 2.4%
  Sundstrand Corp. ..............................         600      $    30,225
                                                                   -----------
Banks/Savings & Loans -- 2.4%
  Fleet Financial Group, Inc. ...................         400           29,975
                                                                   -----------
Broadcasting -- 4.3%
  CBS Corp. .....................................       1,800           52,988
                                                                   -----------
Chemicals - Major -- 8.8%
  E.I. du Pont DeNemours & Co. ..................         600           36,037
  Georgia Gulf Corp. ............................         800           24,500
  IMC Global, Inc. ..............................         500           16,375
  Praxair, Inc. .................................         500           22,500
  Solutia, Inc. .................................         400           10,675
                                                                   -----------
                                                                       110,087
                                                                   -----------
Chemicals - Specialty -- 2.6%
  Crompton & Knowles Corp. ......................       1,200           31,800
                                                                   -----------
Commercial Services -- 2.3%
  Viad Corp. ....................................       1,500           28,969
                                                                   -----------
Computer Hardware -- 13.9%
  3Com Corp. (b) ................................         700           24,456
  Cabletron Systems, Inc. (b) ...................         600            9,000
  EMC Corp. (b) .................................       1,700           46,644
  Gateway 2000, Inc. (b) ........................         700           22,838
  International Business Machines Corp. .........         400           41,825
  Sun Microsystems, Inc. (b) ....................         700           27,912
                                                                   -----------
                                                                       172,675
                                                                   -----------
Computer Software & Services -- 4.8%
  Computer Associates International, Inc. .......         900           47,587
  Unisys Corp. (b) ..............................         900           12,488
                                                                   -----------
                                                                        60,075
                                                                   -----------
Electronic Components -- 7.5%
  Applied Materials, Inc. (b) ...................         900           27,112
  Intel Corp. ...................................         500           35,125
  Texas Instruments, Inc. .......................         700           31,500
                                                                   -----------
                                                                        93,737
                                                                   -----------
Forest Products -- 2.7%
  Georgia Pacific Corp. .........................         400           24,300
  Georgia Pacific Timber Group (b) ..............         400            9,075
                                                                   -----------
                                                                        33,375
                                                                   -----------
Freight Transportation -- 9.0%
  Burlington Northern Santa Fe Corp. ............         300           27,881
  CNF Transportation, Inc. ......................         800           30,700
  Federal Express Corp. (b) .....................         500           30,531
  Ryder System, Inc. ............................         700           22,925
                                                                   -----------
                                                                       112,037
                                                                   -----------
Gaming -- 1.5%
  Harrah's Entertainment, Inc. (b) ..............       1,000           18,875
                                                                   -----------
Housing & Building Materials -- 5.4%
  Black & Decker Corp. ..........................         800           31,250
  Masco Corp. ...................................         700           35,612
                                                                   -----------
                                                                        66,862
                                                                   -----------
Insurance -- 2.3%
  USF&G Corp. ...................................       1,300           28,681
                                                                   -----------
Metals -- 3.7%
  LTV Corp. .....................................       1,000            9,750
  UCAR International, Inc. (b) ..................         600           23,963
  USX-US Steel Group, Inc. ......................         400           12,500
                                                                   -----------
                                                                        46,213
                                                                   -----------
Oil - Major Integrated -- 1.9%
  Unocal Corp. ..................................         600           23,288
                                                                   -----------
Retail - Food -- 3.6%
  Kroger Co. (b) ................................       1,200           44,325
                                                                   -----------
Retail - General -- 2.4%
  Federated Department Stores, Inc. (b) .........         700           30,144
                                                                   -----------
Textile & Apparel -- 2.9%
  Reebok International Ltd. (b) .................         500           14,406
  Warnaco Group, Inc. ...........................         700           21,963
                                                                   -----------
                                                                        36,369
                                                                   -----------
  TOTAL COMMON STOCKS (Identified Cost $936,343)                     1,050,700
                                                                   -----------
                                                      Face
                                                     Amount
--------------------------------------------------------------------------------
Short-Term Investment -- 14.2% of Total Net Assets

  Repurchase Agreement with State Street Bank
    and Trust Co., dated 12/31/97 at 5.000%
    to be repurchased at $177,049 on 1/02/98
    collateralized by $170,000 U.S. Treasury
    Note, 7.500%, due 11/15/01 with a value
    of $181,581 ................................     $177,000      $   177,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $177,000)..................                       177,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
    $1,113,343) (c)  ...........................                   $ 1,227,700
                                                                   ===========
(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of $1,113,542 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $161,226 and $47,068, respectively, resulting in net unrealized appreciation of $114,158.

                 See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------

LOOMIS SAYLES WORLDWIDE FUND
Portfolio of Investments -- as of December 31, 1997

                                                        Face
                                                       Amount        Value (a)
--------------------------------------------------------------------------------
Bonds and Notes -- 31.7% of Total Net Assets

Australia -- 1.3%
  QTC Global Aud Bon, 8.000%, 9/14/07 ......   AUD     100,000     $    72,968
                                                                   -----------
New Zealand -- 1.6%
  Government of New Zealand, 8.000%, 11/15/06  NZD     150,000          92,343
                                                                   -----------
Philippines -- 2.9%
  FLI Capital Cayman, 3.750%, 2/01/02
    (step to 6.250% on 8/01/99) (b) (c) ....   USD     150,000         108,000
  MBIA, Inc., Zero Coupon Bond, 12/18/01 (b)   USD     100,000          54,750
                                                                   -----------
                                                                       162,750
                                                                   -----------
South Korea -- 0.9%
  Samsung Electronics Co. Ltd., Zero Coupon
    Bond, 12/31/07 (b) .....................   USD      75,000          52,250
                                                                   -----------
Thailand -- 2.5%
  Bangkok Bank Public Co. Ltd.,
    3.250%, 3/03/04 (b) .....................  USD     200,000          65,000
  Loxley Public Co., 2.500%, 4/04/01 (b) ...   USD     150,000          75,000
                                                                   -----------
                                                                       140,000
                                                                   -----------
United States -- 22.5%
  Apple Computer, Inc., 6.500%, 2/15/04 ....   USD     250,000         207,500
  Arch Communications Group, Inc., Zero
    Coupon Bond, 3/15/08 (step to 10.875%
    on 3/15/01) (c) ........................   USD     300,000         184,500
  Boston Chicken, Inc., 4.500%, 2/01/04 (b)    USD     125,000          61,250
  Builders Transportation, Inc.,
    8.000%, 8/15/05 (b) (d) ................   USD      95,000          49,400
  CML Group, Inc., 5.500%, 1/15/03 (b) .....   USD     150,000         112,500
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10 ........................   USD     173,147         158,783
  Envirotest Systems Corp., 9.625%, 4/01/03    USD      50,000          48,000
  Exide Corp., 2.900%, 12/15/05 (b) (e) ....   USD     125,000          79,844
  Fieldcrest Cannon, Inc.,
    6.000%, 3/15/12 (b) ....................   USD     200,000         162,000
  Shoney's, Inc., Zero Coupon Bond,
    4/11/04 (b) ............................   USD      50,000          20,500
  Softkey International, Inc.,
    5.500%, 11/01/00 .......................   USD     200,000         176,500
                                                                   -----------
                                                                     1,260,777
                                                                   -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $1,932,616) ...........                         1,781,088
                                                                   -----------

                                                       Shares
--------------------------------------------------------------------------------
Common Stocks -- 65.5% of Total Net Assets

Canada -- 4.3%
  Abacan Resources Corp. (New) (f) ..............       9,700           15,156
  Potash Corp. of Saskatchewan ..................       2,500          208,180
  Ranger Oil Ltd. ...............................       2,700           18,563
                                                                   -----------
                                                                       241,899
                                                                   -----------
France -- 3.3%
  Bank Nationale de Paris .......................       3,500          186,097
                                                                   -----------
Germany -- 3.9%
  Duerr AG ......................................       6,700          220,732
                                                                   -----------
Hong Kong -- 2.2%
  CDL Hotels International Ltd. .................     400,000          121,322
                                                                   -----------
Japan -- 3.2%
  Bank of Tokyo-Mitsubishi Ltd. .................      13,000          179,427
                                                                   -----------
New Zealand -- 5.7%
  Air New Zealand Ltd. ..........................      68,000          136,185
  PDL Holdings Ltd. .............................      40,000          185,760
                                                                   -----------
                                                                       321,945
                                                                   -----------
Portugal -- 3.1%
  Portugal Telecom SA ...........................       3,750          174,096
                                                                   -----------
Sweden -- 2.7%
  SKF AB ........................................       7,000          149,103
                                                                   -----------
United States -- 37.1%
  American International Group, Inc. ............         600           65,250
  Analog Devices, Inc. (f) ......................       2,800           77,525
  AT&T Corp. ....................................       1,500           91,875
  BankBoston Corp. ..............................         900           84,544
  BellSouth Corp. ...............................       1,600           90,100
  Boeing Co. ....................................       1,350           66,066
  Burlington Northern Santa Fe Corp. ............         900           83,644
  Burlington Resources, Inc. ....................       1,200           53,775
  CBS Corp. .....................................       2,800           82,425
  Chrysler Corp. ................................       2,500           87,969
  Circuit City Stores, Inc. .....................       1,600           56,900
  CVS Corp. .....................................       1,300           83,281
  EMC Corp. (f) .................................       2,200           60,363
  Federal National Mortgage Association .........       1,400           79,887
  Heinz (H.J.) Co. ..............................       1,300           66,056
  Household International, Inc. .................         600           76,537
  International Business Machines Corp. .........         900           94,106
  Manpower, Inc. ................................       1,900           66,975
  Medtronic, Inc. ...............................       1,400           73,237
  Meritor Automotive, Inc. ......................           1               21
  Minnesota Mining & Manufacturing Co. ..........         700           57,444
  Monsanto Co. ..................................       2,000           84,000
  Pfizer, Inc. ..................................       1,000           74,562
  Rockwell International Corp. (New) ............       1,300           67,925
  Schering-Plough Corp. .........................       1,100           68,338
  Schlumberger Ltd. .............................         500           40,250
  Star Banc Corp. ...............................         500           28,688
  Time Warner, Inc. .............................       1,500           93,000
  Warner Lambert Co. ............................         500           62,000
  Worldcom, Inc. (f) ............................       2,300           69,575
                                                                   -----------
                                                                     2,086,318
                                                                   -----------
  TOTAL COMMON STOCKS
    (Identified Cost $3,753,348) ................                    3,680,939
                                                                   -----------
------------------------------------------------------------------------------
Preferred Stocks -- 2.4% of Total Net Assets

Japan -- 2.4%
  Sakura Finance, 0.750% ........................  24,000,000          132,500
                                                                   -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $186,152) ..................                      132,500
                                                                   -----------

                                                      Face
                                                     Amount
--------------------------------------------------------------------------------
Short-Term Investment -- 11.0% of Total Net Assets

  Repurchase Agreement with State Street
    Bank and Trust Co., dated 12/31/97 at
    5.000% to be repurchased at $616,171 on
    1/02/98 collateralized by $615,000 U.S.
    Treasury Note, 5.875%, due 1/31/99 with a
    value of $631,079 ...........................    $616,000          616,000
                                                                   -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $616,000) ..................                      616,000
                                                                   -----------
TOTAL INVESTMENTS -- (IDENTIFIED COST
  $6,488,116) (g) ...............................                  $ 6,210,527
                                                                   ===========

(a) See Note 1.
(b) Convertible bond.
(c) Step Bond: Coupon is zero or below market rate for an initial period and increases at a specified date and rate.
(d) Security in default.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Non-income producing security.
(g) At December 31, 1997, the net unrealized depreciation on investments based on cost of $6,488,488 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $321,721 and $599,682, respectively, resulting in net unrealized depreciation of $277,961.

Key to Abbreviations:

       AUD = Australian Dollar
       NZD = New Zealand Dollar
       USD = United States Dollar

               Ten Largest Sector Holdings at December 31, 1997
                     as a Percentage of Total Net Assets

       Banks                                                       8.5%
       Telecommunications                                          7.6%
       Financial Services                                          7.0%
       Computers                                                   6.8%
       Foreign Issuer                                              5.8%
       Electrical Equipment                                        4.5%
       Industrial Equipment                                        3.9%
       Mining                                                      3.7%
       Manufacturing                                               3.7%
       Health Care - Drugs                                         3.6%

                 See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997
                                                           Core                 Growth             International
                                                        Value Fund               Fund               Equity Fund
                                                        ----------              ------             -------------
ASSETS
  Investments at value:
    Securities ...................................      $65,167,608           $30,769,122           $75,525,068
    Repurchase agreements ........................                0             2,470,000             4,703,000
                                                        -----------           -----------           -----------
  Total investments ..............................       65,167,608            33,239,122            80,228,068
  Cash ...........................................            6,605                   341                   261
  Foreign currency at value ......................                0                     0                 9,689
  Receivable for:
    Shares of the Fund sold ......................           32,215                     0                   417
    Securities sold ..............................                0                     0             2,218,699
    Dividends and interest -- net ................           74,361                 8,064                48,508
    Foreign tax reclaim ..........................            1,578                     0                 5,070
  Due from the adviser (Note 3) ..................           15,272               120,696                59,193
  Other assets (Note 1I) .........................              652                   481                   488
                                                        -----------           -----------           -----------
                                                         65,298,291            33,368,704            82,570,393
                                                        -----------           -----------           -----------
LIABILITIES
  Payable for:
    Securities purchased .........................          583,248               961,531                     0
    Shares of the Fund redeemed ..................           17,961                12,555                13,760
    Foreign taxes ................................                0                     0                 5,902
  Accrued expenses:
    Management fees (Note 3) .....................           26,813                13,391                52,178
    Trustees' fees (Note 3B) .....................            1,377                 1,377                 1,377
    Accounting and administration
      (Note 3A) ..................................            5,123                 2,840                 7,644
    Other expenses ...............................           36,521                33,468                68,400
                                                        -----------           -----------           -----------
                                                            671,043             1,025,162               149,261
                                                        -----------           -----------           -----------
NET ASSETS .......................................      $64,627,248           $32,343,542           $82,421,132
                                                        ===========           ===========           ===========
  Assets consist of:
    Capital paid in ..............................      $49,985,809           $24,934,921           $82,684,032
    Undistributed (or Distribution in excess of)
      net investment income ......................           15,148                     0                  (213)
    Accumulated net realized gain (loss) .........          645,787             1,231,412               131,863
    Unrealized appreciation (depreciation) on:
      Investments ................................       13,980,504             6,177,209              (393,416)
      Foreign currency transactions ..............                0                     0                (1,134)
                                                        -----------           -----------           -----------
NET ASSETS .......................................      $64,627,248           $32,343,542           $82,421,132
                                                        ===========           ===========           ===========
INSTITUTIONAL CLASS:
  Net assets .....................................      $63,303,224           $32,149,481           $82,187,887
  Shares of beneficial interest outstanding, no
    par value ....................................        3,589,219             2,545,929             7,270,912
  Net asset value and redemption price per
    Institutional share ..........................      $     17.64           $     12.63           $     11.30
RETAIL CLASS:
  Net assets .....................................      $ 1,324,024           $   194,061           $   233,245
  Shares of beneficial interest outstanding, no
    par value ....................................           75,155                15,410                20,675
  Net asset value and redemption price per Retail
    share ........................................      $     17.62           $     12.59           $     11.28
IDENTIFIED COST OF INVESTMENTS ...................      $51,187,104           $27,061,913           $80,621,484
                                                        ===========           ===========           ===========

               See accompanying notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------------
          Mid-Cap               Mid-Cap              Small Cap             Small Cap            Strategic
          Growth                 Value                Growth                 Value                Value            Worldwide
           Fund                  Fund                  Fund                   Fund                Fund                Fund
       ------------          ------------          ------------         --------------       ------------        ------------
       $  1,808,169          $  3,508,037          $  4,788,089         $  281,511,530       $  1,050,700        $  5,594,527
                  0               444,000               375,000                      0            177,000             616,000
       ------------          ------------          ------------         --------------       ------------        ------------
          1,808,169             3,952,037             5,163,089            281,511,530          1,227,700           6,210,527
             81,305                   744                   251                  4,419                462                  89
                  0                     0                     0                      0                  0             189,051

                  0                 4,961                60,948              1,889,629                  0                   0
                  0                93,724                     0              1,289,747                  0             447,235
                382                 3,726                   937                386,107                643              39,804
                  0                     0                     0                      0                  0                 716
             56,992                51,987                59,114                 12,741             52,714              45,305
                979                   941                 1,131                    521              5,805               3,933
       ------------          ------------          ------------         --------------       ------------        ------------
          1,947,827             4,108,120             5,285,470            285,094,694          1,287,324           6,936,660
       ------------          ------------          ------------         --------------       ------------        ------------

                  0               172,585               214,780              5,039,742             19,024             254,646
                  0                     0                 2,500                248,510                  0           1,021,676
                  0                     0                     0                      0                  0                   0

              3,783                 6,602                 9,064                172,520              1,428              14,407
              1,377                 1,377                 1,377                  1,377              1,377               1,377

                178                   294                   424                 21,104                108                 676
             20,937                22,758                24,824                 81,151             20,606              27,274
       ------------          ------------          ------------         --------------       ------------        ------------
             26,275               203,616               252,969              5,564,404             42,543           1,320,056
       ------------          ------------          ------------         --------------       ------------        ------------
       $  1,921,552          $  3,904,504          $  5,032,501         $  279,530,290       $  1,244,781        $  5,616,604
       ============          ============          ============         ==============       ============        ============

       $  1,689,412          $  3,651,301          $  4,470,280         $  249,515,261       $  1,118,311        $  5,765,691

                  0                   854                     0                241,190                  0              (8,240)
             60,364               (15,680)             (267,349)             3,033,055             12,113             137,007

            171,776               268,029               829,570             26,740,784            114,357            (277,589)
                  0                     0                     0                      0                  0                (265)
       ------------          ------------          ------------         --------------       ------------        ------------
       $  1,921,552          $  3,904,504          $  5,032,501         $  279,530,290       $  1,244,781        $  5,616,604
       ============          ============          ============         ==============       ============        ============

       $  1,847,976          $  3,736,439          $  3,893,169         $  245,177,316       $    965,332        $  5,596,913

            160,822               324,197               344,010             13,168,956             82,099             567,805

       $   $  11.49          $      11.53          $      11.32         $        18.62       $      11.76        $       9.86

       $     73,576          $    168,065          $  1,139,332         $   34,352,974       $    279,449        $     19,691

              6,403                14,582               100,817              1,845,131             23,771               1,998

       $      11.49          $      11.53          $      11.30         $        18.62       $      11.76        $       9.86
       $  1,636,393          $  3,684,008          $  4,333,519         $  254,770,746       $  1,113,343        $  6,488,116
       ============          ============          ============         ==============       ============        ============

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997
                                                             Core                                  International
                                                             Value               Growth               Equity
                                                             Fund                 Fund                 Fund
                                                         -----------           ----------          ------------
INVESTMENT INCOME
  Dividends* ......................................      $   925,872           $  177,794          $  1,710,007
  Interest ........................................          127,001               27,615               290,807
                                                         -----------           ----------          ------------
                                                           1,052,873              205,409             2,000,814
                                                         -----------           ----------          ------------
  Expenses
    Management fees (Note 3) ......................          269,200              174,976               705,111
    12b-1 fees (Retail Class) .....................            1,450                  627                   499
    Trustees' fees and expenses (Note 3B) .........            5,816                5,816                 5,816
    Accounting and administrative fees (Note 3A)              24,734               15,915                43,862
    Custodian .....................................           65,808               58,957               241,055
    Transfer Agent (Institutional Class) ..........           27,392               27,014                30,244
    Transfer Agent (Retail Class) .................           18,873               18,618                18,446
    Audit and tax services ........................           23,121               23,121                26,121
    Legal .........................................            3,992                3,853                 4,341
    Printing ......................................            5,709                5,196                 5,635
    Registration fees .............................           25,983               24,366                25,752
    Amortization of organization expenses
      (Note 1I):
      Institutional Class .........................                0                    0                     0
    Amortization of deferred registration costs
      (Note 1I):
      Institutional Class .........................                0                    0                     0
      Retail Class ................................           11,237               11,242                11,402
    Miscellaneous expenses ........................              606                3,039                 2,373
                                                         -----------           ----------          ------------
                                                             483,921              372,740             1,120,657
                                                          ----------           ----------          ------------
    Less expenses waived and reimbursed by the
      investment adviser (Note 3) .................          (29,404)             (74,929)             (178,102)
                                                         -----------           ----------          ------------
  Net investment income (loss) ....................          598,356              (92,402)            1,058,259
                                                         -----------           ----------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments -- net ............................        6,931,274            8,211,774             9,491,460
    Foreign currency transactions -- net ..........                0                    0              (248,780)
                                                         -----------           ----------          ------------
    Total realized gain (loss) on investments and
      foreign currency transactions ...............        6,931,274            8,211,774             9,242,680
                                                         -----------           ----------          ------------
  Unrealized appreciation (depreciation) on:
    Investments -- net ............................        5,392,568             (649,029)          (10,489,664)
    Foreign currency transactions -- net ..........                0                    0                  (799)
                                                         -----------           ----------          ------------
    Total unrealized appreciation (depreciation)
      on investments and foreign currency
      transactions ................................        5,392,568             (649,029)          (10,490,463)
                                                         -----------           ----------          ------------
  Net gain (loss) on investments and foreign
    currency transactions .........................       12,323,842            7,562,745            (1,247,783)
                                                         -----------           ----------          ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS ......................................      $12,922,198           $7,470,343          $   (189,524)
                                                         ===========           ==========          ============

 *Net of foreign withholding taxes of $1,141, $199,346, $342, and $7,934 for the Core Value, International Equity, Small Cap Value and the Worldwide
  Funds, respectively.
**Commencement of Fund operations on January 2, 1997.

               See accompanying notes to financial statements.


------------------------------------------------------------------------------

  Mid-Cap       Mid-Cap    Small Cap    Small Cap     Strategic
   Growth        Value      Growth        Value         Value     Worldwide
   Fund**       Fund**      Fund**         Fund        Fund**       Fund
--------------   ---------   ---------   ------------   ---------   ---------
    $  5,636   $  32,648    $  4,655   $  2,508,627    $  7,523   $  88,870
       4,266      10,588       6,550      1,546,170         528     273,029
    --------   ---------    --------   ------------    --------   ---------
       9,902      43,236      11,205      4,054,797       8,051     361,899
    --------   ---------    --------   ------------    --------   ---------

      11,993      18,691      24,894      1,581,667       4,385      55,489
         159         203       1,441         31,541         410          33
       5,540       5,540       5,540          5,816       5,540       5,816
         825       1,268       1,716         96,314         466       3,545
      50,140      58,469      68,040        122,758      47,100      58,079
      19,358      19,901      19,759         58,327      17,775      18,168
      18,054      18,126      18,410         20,935      16,490      16,511
      10,175      10,175      14,175         27,621      14,175      21,091
       4,512       4,517       4,520          4,965       4,505       4,552
       1,806       1,923       1,841         28,173       1,785       1,913
      17,462      17,576      17,780         52,210      19,073      22,666

           0           0           0              0           0         958

      24,084      24,355      21,110              0      16,896       2,597
         998         765       3,820         12,170       3,060      10,992
       2,148       1,980       2,093              0       1,755           0
    --------   ---------    --------   ------------    --------   ---------
     167,254     183,489     205,139      2,042,497     153,415     222,410
    --------   ---------    --------   ------------    --------   ---------

    (151,104)   (158,363)   (170,503)       (12,741)   (144,233)   (148,392)
    --------   ---------    --------   ------------    --------   ---------
      (6,248)     18,110     (23,431)     2,025,041      (1,131)    287,881
    --------   ---------    --------   ------------    --------   ---------

     156,302     261,370     (38,055)    39,443,172      12,191     536,460
           0           0           0              0           0      (3,851)
    --------   ---------    --------   ------------    --------   ---------

     156,302     261,370     (38,055)    39,443,172      12,191     532,609
    --------   ---------    --------   ------------    --------   ---------

     171,776     268,029     829,570      4,289,783     114,357    (570,300)
           0           0           0              0           0        (105)
    --------   ---------    --------   ------------    --------   ---------

     171,776     268,029     829,570      4,289,783     114,357    (570,405)
    --------   ---------    --------   ------------    --------   ---------

     328,078     529,399     791,515     43,732,955     126,548     (37,796)
    --------   ---------    --------   ------------    --------   ---------

    $321,830   $ 547,509    $768,084   $ 45,757,996    $125,417   $ 250,085
    ========   =========    ========   ============    ========   =========

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                          Core Value
                                         --------------------------------------
                                            Year Ended          Year Ended
                                         -----------------   -------------------
                                         December 31, 1997   December 31, 1996
                                         -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss) .............   $   598,356         $   569,067
  Net realized gain (loss) on:
    Investments ............................     6,931,274           4,564,278
    Foreign currency transactions ..........             0                   0
  Unrealized appreciation (depreciation) on:
    Investments ............................     5,392,568           2,599,063
    Foreign currency transactions ..........             0                   0
                                               -----------         -----------
    Increase (decrease) in net assets from
      operations ...........................    12,922,198           7,732,408
                                               -----------         -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................      (590,731)           (559,278)
    Net realized gain on investments .......    (7,124,536)         (4,547,630)

  RETAIL CLASS
    Net investment income ..................       (10,346)                  0
    Net realized gain on investments .......      (138,784)                  0
                                               -----------         -----------
                                                (7,864,397)         (5,106,908)
                                               -----------         -----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions .........................    15,853,992           4,624,659
                                               -----------         -----------
  Total increase (decrease) in net assets ..    20,911,793           7,250,159

NET ASSETS
  Beginning of the period ..................    43,715,455          36,465,296

                                                                  ------------
  End of the period ........................   $64,627,248         $43,715,455
                                               ===========         ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................   $    17,869         $     8,080
                                               ===========         ===========
  End of the period ........................   $    15,148         $    17,869
                                               ===========         ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Growth
                                          -------------------------------------
                                              Year Ended          Year Ended
                                          -----------------   -----------------
                                          December 31, 1997   December 31, 1996
                                          -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss) .............  $     (92,402)       $   (200,707)
  Net realized gain (loss) on:
    Investments ............................      8,211,774          10,636,248
    Foreign currency transactions ..........              0                   0
  Unrealized appreciation (depreciation) on:
    Investments ............................       (649,029)         (2,736,567)
    Foreign currency transactions ..........              0                   0
                                              -------------        ------------
    Increase (decrease) in net assets from
      operations ...........................      7,470,343           7,698,974
                                              -------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................              0                   0
    Net realized gain on investments .......     (7,950,061)        (10,947,610)

  RETAIL CLASS
    Net investment income ..................              0                   0
    Net realized gain on investments .......        (47,193)                  0
                                              -------------        ------------
                                                 (7,997,254)        (10,947,610)
                                              -------------        ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions .........................     (6,626,458)         (2,265,225)
                                              -------------        ------------
  Total increase (decrease) in net assets ..     (7,153,369)         (5,513,861)

NET ASSETS
  Beginning of the period ..................     39,496,911          45,010,772
                                              -------------        ------------
  End of the period ........................  $  32,343,542        $ 39,496,911
                                              =============        ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................  $      11,723        $          0
                                              =============        ============
  End of the period ........................  $           0        $     11,723
                                              =============        ============

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   International Equity
                                           ------------------------------------
                                              Year Ended         Year Ended
                                           -----------------  -----------------
                                           December 31, 1997  December 31, 1996
                                           -----------------  -----------------
FROM OPERATIONS
  Net investment income (loss) .............   $   1,058,259       $    816,303
  Net realized gain (loss) on:
    Investments ............................       9,491,460          7,196,095
    Foreign currency transactions ..........        (248,780)        (2,186,541)
  Unrealized appreciation (depreciation) on:
    Investments ............................     (10,489,664)         8,437,464
    Foreign currency transactions ..........            (799)            (5,261)
                                               -------------       ------------
    Increase (decrease) in net assets from
      operations ...........................        (189,524)        14,258,060
                                               -------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................        (834,647)          (566,307)
    Net realized gain on investments .......     (10,657,570)        (3,500,683)
  RETAIL CLASS
    Net investment income ..................          (2,582)                 0
    Net realized gain on investments .......         (28,988)                 0

                                               -------------       ------------
                                                 (11,523,787)        (4,066,990)
                                               -------------       ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived from
      capital share transactions ...........       3,472,008            983,155
                                               -------------       ------------
  Total increase (decrease) in net assets ..      (8,241,303)        11,174,225
NET ASSETS
  Beginning of the period ..................      90,662,435         79,488,210
                                               -------------       ------------
  End of the period ........................   $  82,421,132       $ 90,662,435
                                               =============       ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................   $      25,444       $     26,969
                                               =============       ============
  End of the period ........................   $        (213)      $     25,444
                                               =============       ============

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                           Mid-Cap Growth       Mid-Cap Value
                                         ------------------   ------------------
                                             Year Ended           Year Ended
                                         ------------------   ------------------
                                         December 31, 1997*   December 31, 1997*
                                         ------------------   ------------------
FROM OPERATIONS
  Net investment income (loss) ...........    $     (6,248)        $     18,110
  Net realized gain (loss) on:
    Investments ..........................         156,302              261,370
    Foreign currency transactions ........               0                    0
  Unrealized appreciation (depreciation) on:
    Investments ..........................         171,776              268,029
    Foreign currency transactions ........               0                    0
                                              ------------         ------------
    Increase (decrease) in net assets from
      operations .........................         321,830              547,509
                                              ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ................               0              (17,197)
    In excess of net investment income ...         (18,310)             (23,118)
    Net realized gain on investments .....         (92,139)            (264,726)

  RETAIL CLASS
    Net investment income ................               0                 (913)
    In excess of net investment income ...            (571)                (620)
    Net realized gain on investments .....          (3,752)             (12,852)
                                              ------------         ------------
                                                  (114,772)            (319,426)
                                              ------------         ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived from
      capital share transactions .........       1,714,474            3,676,401
                                              ------------         ------------
  Total increase (decrease) in net assets        1,921,532            3,904,484

NET ASSETS
  Beginning of the period ................              20                   20
                                              ------------         ------------
  End of the period ......................    $  1,921,552         $  3,904,504
                                              ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ................    $          0         $          0
                                              ============         ============
  End of the period ......................    $          0         $        854
                                              ============         ============

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                      Small Cap Growth
                                                     ------------------
                                                         Year Ended
                                                     ------------------
                                                     December 31, 1997*
                                                     ------------------
FROM OPERATIONS
  Net investment income (loss) .......................  $  (23,431)
  Net realized gain (loss) on:
    Investments ......................................     (38,055)
    Foreign currency transactions ....................           0
  Unrealized appreciation (depreciation) on:
    Investments ......................................     829,570
    Foreign currency transactions ....................           0
                                                        ----------
    Increase (decrease) in net assets from operations.     768,084
                                                        ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ............................           0
    In excess of net investment income ...............      (1,797)
    Net realized gain on investments .................           0
    In excess of net realized gain on investments ....    (176,105)
  RETAIL CLASS
    Net investment income ............................           0
    Net realized gain on investments .................           0
    In excess of net realized gain on investments ....     (53,076)
                                                        ----------
                                                          (230,978)
                                                        ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived from
      capital share transactions .....................   4,495,375
                                                        ----------
  Total increase (decrease) in net assets ............   5,032,481

NET ASSETS
  Beginning of the period ............................          20
                                                        ----------
  End of the period ..................................  $5,032,501
                                                        ==========
UNDISTRIBUTED NET INVESTMENT INCOME

  Beginning of the period ............................  $        0
                                                        ==========
  End of the period ..................................  $        0
                                                        ==========

*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                    Small Cap Value
                                          -------------------------------------
                                             Year Ended          Year Ended
                                          -----------------   -----------------
                                          December 31, 1997   December 31, 1996
                                          -----------------   -----------------
FROM OPERATIONS
  Net investment income (loss) ..........   $  2,025,041       $    899,050
  Net realized gain (loss) on:
    Investments .........................     39,443,172         17,761,764
    Foreign currency transactions .......              0                  0
  Unrealized appreciation (depreciation) on:
    Investments .........................      4,289,783         12,441,612
    Foreign currency transactions .......              0                  0
                                            ------------       ------------
    Increase (decrease) in net assets from
      operations ........................     45,757,996         31,102,426
                                            ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ...............     (1,647,014)          (847,132)
    Net realized gain on investments ....    (34,182,555)       (18,423,872)

  RETAIL CLASS
    Net investment income ...............       (125,063)                 0
    Net realized gain on investments ....     (4,383,758)                 0
                                            ------------       ------------
                                             (40,338,390)       (19,271,004)
                                            ------------       ------------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions ......................    110,485,816         61,338,511
                                            ------------       ------------
  Total increase (decrease) in net assets    115,905,422         73,169,933
NET ASSETS
  Beginning of the period ...............    163,624,868         90,454,935
                                            ------------       ------------
  End of the period .....................   $279,530,290       $163,624,868
                                            ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ...............   $     67,474       $     15,556
                                            ============       ============
  End of the period .....................   $    241,190       $     67,474
                                            ============       ============

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                        Strategic Value
                                                    ----------------------
                                                          Year Ended
                                                    ----------------------
                                                      December 31, 1997*
                                                    ----------------------
FROM OPERATIONS
  Net investment income (loss) .........................  $   (1,131)
  Net realized gain (loss) on:
    Investments ........................................      12,191
    Foreign currency transactions ......................           0
  Unrealized appreciation (depreciation) on:
    Investments ........................................     114,357
    Foreign currency transactions ......................           0
                                                          ----------
    Increase (decrease) in net assets from operations ..     125,417
                                                          ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..............................           0
    In excess of net investment income .................     (14,759)
    Net realized gain on investments ...................           0
  RETAIL CLASS
    Net investment income ..............................           0
    In excess of net investment income .................      (4,144)
    Net realized gain on investments ...................           0
                                                          ----------
                                                             (18,903)
                                                          ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets derived from
      capital share transactions .......................   1,138,247
                                                          ----------
  Total increase (decrease) in net assets ..............   1,244,761
NET ASSETS
  Beginning of the period ..............................          20
                                                          ----------
  End of the period ....................................  $1,244,781
                                                          ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..............................  $        0
                                                          ==========
  End of the period ....................................  $        0
                                                          ==========



*Commencement of operations, January 2, 1997.

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
---------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                              Worldwide
                                          ---------------------------------------------------
                                                Year Ended                   Year Ended
                                          ---------------------        ----------------------
                                            December 31, 1997            December 31, 1996*
                                          ---------------------        ----------------------

FROM OPERATIONS
  Net investment income (loss) .............    $  287,881                   $  143,724
  Net realized gain (loss) on:
    Investments ............................       536,460                      (11,121)
    Foreign currency transactions ..........        (3,851)                       4,393
  Unrealized appreciation (depreciation) on:
    Investments ............................      (570,300)                     292,711
    Foreign currency transactions ..........          (105)                        (160)
                                                ----------                   ----------
    Increase (decrease) in net assets from
      operations ...........................       250,085                      429,547
                                                ----------                   ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  INSTITUTIONAL CLASS
    Net investment income ..................      (284,030)                    (140,138)
    Net realized gain on investments .......      (410,676)                          0

  RETAIL CLASS
    Net investment income ..................          (811)                           0
    Net realized gain on investments .......        (1,202)                           0
                                                ----------                   ----------
                                                  (696,719)                    (140,138)
                                                ----------                   ----------
FROM CAPITAL SHARES TRANSACTIONS (NOTE 5)
    Increase (decrease) in net assets
      derived from capital share
      transactions .........................       873,745                    4,900,074
                                                ----------                   ----------
  Total increase (decrease) in net assets ..       427,111                    5,189,483

NET ASSETS
  Beginning of the period ..................     5,189,493                           10
                                                ----------                   ----------
  End of the period ........................    $5,616,604                   $5,189,493
                                                ==========                   ==========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the period ..................    $   12,271                   $        0
                                                ==========                   ==========
  End of the period ........................    $   (8,240)                  $   12,271
                                                ==========                   =========

*Commencement of operations, May 1, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                   Core Value Fund
                                                                 -------------------
                                                                 Institutional Class
                                                                 -------------------
                                                                         1997
                                                                 -------------------

Net asset value, beginning of period ..........................        $   15.60
                                                                       --------
Income from investment operations -
  Net investment income (loss) ................................             0.18
  Net realized and unrealized gain (loss) on investments ......             4.32
                                                                       --------
    Total from investment operations ..........................             4.50
                                                                       ---------
Less distributions -
  Dividends from net investment income ........................            (0.19)
  Distributions from net realized capital gains ...............            (2.27)
                                                                       --------
    Total distributions .......................................            (2.46)
                                                                       --------
Net asset value, end of period ................................        $   17.64
                                                                       =========
Total return (%)(c) ...........................................             29.2
Net assets, end of period (000) ...............................        $  63,303
Ratio of operating expenses to average net assets (%)(b)(d) ...             0.84
Ratio of net investment income to average net assets (%)(b) ...             1.12
Portfolio turnover rate (%)(a) ................................               64
Average commission rate (e) ...................................        $  0.0541
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in Note
  3 to the Financial Statements would have been (%)(b) ........             0.84
Without giving effect to the voluntary expense limitations
  described in
  Note 3 to the Financial Statements net investment income per
  share would have been: ......................................        $    0.18

  *From commencement of class operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
(f)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                   Core Value Fund
------------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                                 Retail Class
------------------------------------------------------------------------------------------            ------------
      1996                    1995                    1994                    1993                        1997*
    --------                --------                --------                --------                    --------
    $  14.57                $  11.80                $  12.49                $  11.53                    $  15.60
    --------                --------                --------                --------                    --------

        0.22                    0.23                    0.15                    0.13                        0.15(f)
        2.83                    3.93                   (0.26)                   1.24                        4.30
    --------                --------                --------                --------                    --------
        3.05                    4.16                   (0.11)                   1.37                        4.45
    --------                --------                --------                --------                    --------

       (0.22)                  (0.23)                  (0.15)                  (0.12)                      (0.16)
       (1.80)                  (1.16)                  (0.43)                  (0.29)                      (2.27)
    --------                --------                --------                --------                    --------
       (2.02)                  (1.39)                  (0.58)                  (0.41)                      (2.43)
    --------                --------                --------                --------                    --------
    $  15.60                $  14.57                $  11.80                $  12.49                    $  17.62
    ========                ========                ========                ========                    ========
        21.2                    35.2                    (0.9)                   11.9                        28.9
    $ 43,715                $ 36,465                $ 25,946                $ 20,657                    $  1,324
        1.13                    1.20                    1.33                    1.50                        1.10
        1.44                    1.61                    1.28                    1.23                        0.84
          58                      60                      48                      53                          64
    $ 0.0583                      --                      --                     --                       0.0541
        1.13                    1.20                    1.33                    1.56                        6.17
    $   0.22                $   0.23                $   0.15                $   0.12                    $  (0.73)(f)

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                                   Growth Fund
                                                           --------------------
                                                           Institutional Class
                                                           --------------------
                                                                   1997
                                                           --------------------

Net asset value, beginning of period ........................     $  13.44
                                                                  --------
Income from investment operations -
  Net investment income (loss) ..............................        (0.04)
  Net realized and unrealized gain (loss) on investments ....         3.17
                                                                  --------
    Total from investment operations ........................         3.13
                                                                  --------
Less distributions -
  Dividends from net investment income ......................         0.00
  Distributions from capital ................................         0.00
  Distributions from net realized capital gains .............        (3.94)
                                                                  --------
    Total distributions .....................................        (3.94)
                                                                  --------
Net asset value, end of period ..............................     $  12.63
                                                                  ========
Total return (%)(c) .........................................         24.5
Net assets, end of period (000) .............................     $ 32,149
Ratio of operating expenses to average net assets (%)(b)(d) .         0.85
Ratio of net investment income to average net assets (%)(b) .        (0.26)
Portfolio turnover rate (%)(a) ..............................          116
Average commission rate (e) .................................     $ 0.0600
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) .         0.98
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............     $  (0.05)

  *From commencement of class operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.

LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                     Growth Fund
   ---------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                                 Retail Class
   ---------------------------------------------------------------------------------                  ------------
      1996                    1995                    1994                    1993                        1997*
    --------                --------                --------                --------                    --------
    $  15.27                $  12.50                $  13.02                $  12.46                    $  13.44
    --------                --------                --------                --------                    --------
       (0.07)                   0.00                   (0.02)                   0.00                       (0.07)
        3.08                    3.86                   (0.45)                   1.16                        3.16
    --------                --------                --------                --------                    --------
        3.01                    3.86                   (0.47)                   1.16                        3.09
    --------                --------                --------                --------                    --------
        0.00                    0.00                    0.00                    0.00                        0.00
        0.00                    0.00                   (0.01)                   0.00                        0.00
       (4.84)                  (1.09)                  (0.04)                  (0.60)                      (3.94)
    --------                --------                --------                --------                    --------
       (4.84)                  (1.09)                  (0.05)                  (0.60)                      (3.94)
    --------                --------                --------                --------                    --------
    $  13.44                $  15.27                $  12.50                $  13.02                    $  12.59
    ========                ========                ========                ========                    ========

        19.9                    30.9                    (3.7)                    9.3                        24.2
    $ 39,497                $ 45,011                $ 36,580                $ 32,385                    $    194
        1.10                    1.08                    1.16                    1.20                        1.10
       (0.47)                  (0.29)                  (0.14)                  (0.17)                      (0.42)
          99                      48                      46                      64                         116
    $ 0.0600                      --                      --                      --                    $ 0.0600
        1.10                    1.08                    1.16                    1.20                       12.96

    $  (0.07)               $   0.00                $  (0.02)               $   0.00                    $  (2.00)

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                       International Equity Fund
                                                  -----------------------------
                                                       Institutional Class
                                                  -----------------------------
                                                              1997
                                                  -----------------------------
Net asset value, beginning of period .........             $  13.16
                                                           --------
Income from investment operations -
  Net investment income (loss) ...............                 0.15(f)
  Net realized and unrealized gain (loss)
    on investments ...........................                (0.27)
                                                            -------
    Total from investment operations .........                (0.12)
                                                            -------
Less distributions -
  Dividends from net investment income .......                (0.19)
  Distributions from net realized
    capital gains ............................                (1.55)
                                                            -------
    Total distributions ......................                (1.74)
                                                            -------
Net asset value, end of period ...............             $  11.30
                                                           ========
Total return (%)(c) ..........................                 (1.0)
Net assets, end of period (000) ..............             $ 82,188
Ratio of operating expenses to average
  net assets(%)(b)(d) ........................                 1.00
Ratio of net investment income to
  average net assets (%)(b) ..................                 1.12
Portfolio turnover rate (%)(a) ...............                  119
Average commission rate (e) ..................             $ 0.0022
The ratios of expenses to average net assets
  without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements would
  have been (%)(b) ...........................                 1.16
Without giving effect to the voluntary
  expense limitations described in Note 3
  to the Financial Statements net investment
  income per share would have been: ..........             $   0.13(f)

  *From commencement of class operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
(f)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                     Growth Fund
   ---------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                                 Retail Class
   ---------------------------------------------------------------------------------                  ------------
      1996                    1995                    1994                    1993                        1997*
    --------                --------                --------                --------                    --------
    $  11.65                $  11.61                $  12.90                $  9.64                     $  13.16
    --------                --------                --------                -------                     --------
        0.12                    0.14                    0.15                   0.11                         0.10(f)
        2.01                    0.87                   (0.38)                  3.61                        (0.26)
    --------                --------                --------                -------                     --------
        2.13                    1.01                   (0.23)                  3.72                        (0.16)
    --------                --------                --------                -------                     --------

       (0.09)                  (0.14)                  (0.14)                 (0.10)                       (0.17)
       (0.53)                  (0.83)                  (0.92)                 (0.36)                       (1.55)
    --------                --------                --------                -------                     --------
       (0.62)                  (0.97)                  (1.06)                 (0.46)                       (1.72)
    --------                --------                --------                -------                     --------
    $  13.16                $  11.65                $  11.61                $ 12.90                     $  11.28
    ========                ========                ========                =======                     ========
        18.3                     8.7                    (1.8)                  38.5                         (1.3)
    $ 90,662                $ 79,488                $ 73,189                $56,560                     $    233
        1.42                    1.45                    1.46                   1.50                         1.25
        0.96                    1.16                    1.30                   1.20                         0.73
         151                     133                     116                    128                          119
    $ 0.0013                      --                      --                     --                     $0.0022
        1.42                    1.45                    1.46                   1.72                        16.24
    $   0.12                $   0.14                $   0.15                $  0.09                     $  (1.93)(f)

LOOMIS SAYLES EQUITY FUNDS
---------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                              Mid-Cap Growth Fund
                                                ---------------------------------------
                                                Institutional Class     Retail Class
                                                -------------------   ----------------
                                                       1997*                1997*
                                                -------------------   ----------------

Net asset value, beginning of period ............    $  10.00             $  10.00
                                                     --------             --------
Income from investment operations -
  Net investment income (loss) ..................       (0.03)               (0.06)
  Net realized and unrealized gain (loss)
    on investments ..............................        2.26                 2.27
                                                     --------             --------
    Total from investment operations ............        2.23                 2.21
                                                     --------             --------
Less distributions -
  Dividends from net investment income ..........        0.00                 0.00
  Distributions in excess of net
    investment income ...........................       (0.12)               (0.10)
  Distributions from net realized capital gains .       (0.62)               (0.62)
                                                     --------             --------
    Total distributions .........................       (0.74)               (0.72)
                                                     --------             --------
Net asset value, end of period ..................    $  11.49             $  11.49
                                                     ========             ========
Total return (%)(c) .............................        22.7                 22.4
Net assets, end of period (000) .................       1,848             $     74
Ratio of operating expenses to average net
  assets (%)(b)(d) ..............................        1.00                 1.25
Ratio of net investment income to
  average net assets (%)(b) .....................       (0.38)               (0.67)
Portfolio turnover rate (%)(a) ..................         174                  174
Average commission rate .........................    $ 0.0600             $ 0.0600
The ratios of expenses to average net
  assets without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b) ...        9.35                36.58
Without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: ........................    $  (0.60)            $  (3.29)

  *Commencement of fund operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.

LOOMIS SAYLES EQUITY FUNDS
----------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,


                                                          Mid-Cap Value Fund
                                                ---------------------------------------
                                                Institutional Class     Retail Class
                                                -------------------   ----------------
                                                       1997*                1997*
                                                -------------------   ----------------

Net asset value, beginning of period ............    $  10.00             $  10.00
                                                     --------             --------
Income from investment operations -
  Net investment income (loss) ..................        0.07                 0.03
  Net realized and unrealized gain (loss)
    on investments ..............................        2.54                 2.55
                                                     --------             --------
    Total from investment operations ............        2.61                 2.58
                                                     --------             --------
Less distributions -
  Dividends from net investment income ..........       (0.14)               (0.11)
  Distributions from net realized
    capital gains ...............................       (0.94)               (0.94)
                                                     --------             --------
    Total distributions .........................       (1.08)               (1.05)
                                                     --------             --------
Net asset value, end of period ..................    $  11.53             $  11.53
                                                     ========             ========
Total return (%)(c) .............................        26.3                 26.0
Net assets, end of period (000) .................    $  3,736             $    168
Ratio of operating expenses to average net
  assets (%)(b)(d) ..............................        1.00                 1.25
Ratio of net investment income to average
  net assets (%)(b) .............................        0.74                 0.42
Portfolio turnover rate (%)(a) ..................         130                  130
Average commission rate (e) .....................    $ 0.0271             $ 0.0271
The ratios of expenses to average net
  assets without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b) ...        6.65                27.99
Without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: ........................    $  (0.49)            $  (1.90)

  *Commencement of fund operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.

LOOMIS SAYLES EQUITY FUNDS
----------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,


                                                        Small-Cap Growth Fund
                                                ---------------------------------------
                                                Institutional Class     Retail Class
                                                -------------------   ----------------
                                                       1997*                1997*
                                                -------------------   ----------------

Net asset value, beginning of period ............    $  10.00             $  10.00
                                                     --------             --------
Income from investment operations -
  Net investment income  ........................       (0.07)               (0.10)
  Net realized and unrealized gain (loss)
    on investments ..............................        1.99                 1.99
                                                     --------             --------
    Total from investment operations ............        1.92                 1.89
                                                     --------             -------
Less distributions -
  Dividends from net investment income ..........        0.00                 0.00
  Distributions in excess of net
    investment income ...........................       (0.01)                0.00
  Distributions from net realized capital gains .        0.00                 0.00
  Distributions in excess of net realized
    capital gains ...............................       (0.59)               (0.59)
                                                     --------             --------
    Total distributions .........................       (0.60)               (0.59)
                                                     --------             --------
Net asset value, end of period ..................    $  11.32             $  11.30
                                                     ========             ========
Total return (%)(c) .............................        19.4                 19.2
Net assets, end of period (000) .................    $  3.893             $  1,139
Ratio of operating expenses to average net
  assets (%)(b)(d) ..............................        1.00                 1.25
Ratio of net investment income to average
  net assets (%)(b) .............................       (0.65)               (0.94)
Portfolio turnover rate  ........................         211                  211
Average commission rate(e) ......................    $ 0.0539             $ 0.0539
The ratios of expenses to average net
  assets without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b) ..         5.81                 7.82
Without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: (f) ....................    $  (0.56)            $  (0.77)

  *Commencement of fund operations on January 2, 1997.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
(f)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,


                                                          Small Cap Value Fund
                                                         ----------------------
                                                          Institutional Class
                                                         ----------------------
                                                                 1997
                                                         ----------------------

Net asset value, beginning of period ........................     $  17.39
                                                                  --------
Income from investment operations -
  Net investment income (loss) ..............................         0.17
  Net realized and unrealized gain (loss) on investments ....         4.26
                                                                  --------
    Total from investment operations ........................         4.43
                                                                  --------
Less distributions -
  Dividends from net investment income ......................        (0.15)
  Distributions from net realized capital gains .............        (3.05)
                                                                  --------
    Total distributions .....................................        (3.20)
                                                                  --------
Net asset value, end of period ..............................     $  18.62
                                                                  ========
Total return (%)(c) .........................................         26.0
Net assets, end of period (000) .............................     $245,177
Ratio of operating expenses to average net assets (%)(b)(d) .         0.94
Ratio of net investment income to average net assets (%)(b) .         0.97
Portfolio turnover rate (%)(a) ..............................           94
Average commission rate (e) .................................     $ 0.0535
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b) .         0.94
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............     $   0.17

*  Commencement of fund operations on January 2, 1997.
(a) Periods less than one year are not annualized.
(b) Annualized for periods less than one year.
(c) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
(f) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.


LOOMIS SAYLES EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                     Growth Fund
   ---------------------------------------------------------------------------------------------------------------
                                  Institutional Class                                                 Retail Class
   ---------------------------------------------------------------------------------                  ------------
      1996                    1995                    1994                    1993                        1997*
    --------                --------                --------                --------                    --------
    $  15.33                $  12.86                $  14.13                $  12.88                    $  17.39
    --------                --------                --------                --------                    --------
        0.11                    0.04                   (0.04)                   0.00                        0.15(f)
        4.47                    4.06                   (1.12)                   3.15                        4.21
    --------                --------                --------                --------                    --------
        4.58                    4.10                   (1.16)                   3.15                        4.36
    --------                --------                --------                --------                    --------
       (0.11)                  (0.04)                   0.00                    0.00                       (0.08)
       (2.41)                  (1.59)                  (0.11)                  (1.90)                      (3.05)
    --------                --------                --------                --------                    --------
       (2.52)                  (1.63)                  (0.11)                  (1.90)                      (3.13)
    --------                --------                --------                --------                    --------
    $  17.39                $  15.33                $  12.86                $  14.13                    $  18.62
    ========                ========                ========                ========                    ========
        30.4                    32.1                    (8.2)                   24.7                        25.6
    $163,625                $ 90,455                $ 73,126                $ 67,553                    $ 34,353
        1.19                    1.25                    1.27                    1.35                        1.25
        0.80                    0.29                   (0.30)                  (0.38)                       0.79
          73                     155                      87                     106                          94
    $ 0.0567                      --                      --                      --                    $ 0.0535

        1.19                    1.25                    1.27                    1.35                        1.35

    $   0.11                $   0.04               $   (0.04)               $   0.00                    $   0.13(f)

LOOMIS SAYLES EQUITY FUNDS
-------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                                        Strategic Value Fund
                                                       ------------------------------------------------
                                                         Institutional Class             Retail Class
                                                       -----------------------         ----------------
                                                                1997*                       1997*
                                                       -----------------------         ----------------

Net asset value, beginning of period ...........              $  10.00                     $  10.00
                                                              --------                     --------
Income from investment operations -
  Net investment income (loss)(f)...............                 (0.01)                       (0.06)
  Net realized and unrealized gain (loss)
    on investments .............................                  1.98                         2.00
                                                              --------                     --------
    Total from investment operations ...........                  1.97                         1.94
                                                              --------                     --------
Less distributions -
  Dividends from net investment income .........                  0.00                         0.00
  Distributions in excess of net
    investment income ..........................                 (0.21)                       (0.18)
  Distributions from net realized
    capital gains ..............................                  0.00                         0.00
                                                              --------                     --------
    Total distributions ........................                 (0.21)                       (0.18)
                                                              --------                     --------
Net asset value, end of period .................              $  11.76                     $  11.76
                                                              ========                     ========
Total return (%)(c) ............................                  19.7                         19.4
Net assets, end of period (000) ................              $    965                     $    279
Ratio of operating expenses to average net
  assets (%)(b)(d) .............................                  1.00                         1.25
Ratio of net investment income to
  average net assets (%)(b) ....................                 (0.05)                       (0.49)
Portfolio turnover rate (%)(a) .................                    34                           34
Average commission rate (e) ....................              $ 0.0589                     $ 0.0589
The ratios of expenses to average net
  assets without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements would have been (%)(b)...                 16.55                        21.33
Without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements net investment income per
  share would have been: (f) ...................              $  (1.76)                     $  (2.50)

   *  Commencement of fund operations on January 2, 1997.
 (a)  Periods less than one year are not annualized.
 (b)  Annualized for periods less than one year.
 (c)  Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 (d)  The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
 (e)  For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
 (f)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



LOOMIS SAYLES EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
Year Ended December 31,

                                                                                 Worldwide Fund
                                                              ------------------------------------------------
                                                                 Institutional Class              Retail Class
                                                              ---------------------------         ------------
                                                                1997                1996*               1997*
                                                                ----                ----                ----
Net asset value, beginning of period ....................     $  10.63           $  10.00             $  10.63
                                                              --------           --------             --------
Income from investment operations -
  Net investment income (loss) ..........................         0.47               0.30                 0.38(f)
  Net realized and unrealized gain (loss)
    on investments ......................................        (0.10)              0.63                (0.03)
                                                              --------           --------             --------
    Total from investment operations ....................         0.37               0.93                 0.35
                                                              --------           --------             --------
Less distributions -
  Dividends from net investment income ..................        (0.47)             (0.30)               (0.45)
  Distributions from net realized capital gains .........        (0.67)              0.00                (0.67)
                                                              --------           --------             --------
    Total distributions .................................        (1.14)             (0.30)               (1.12)
                                                              --------           --------             --------
Net asset value, end of period ..........................     $   9.86           $  10.63             $  9.86
                                                              ========           ========             =======
Total return (%)(a)(c)...................................          3.5                9.2                  3.3
Net assets, end of period (000) .........................     $  5,597           $  5,189             $     20
Ratio of operating expenses to average
  net assets (%)(b)(d)  .................................         1.00               1.00                 1.25
Ratio of net investment income to average
  net assets (%)(b) .....................................         3.89               4.62                 3.58
Portfolio turnover rate (%)(a) ..........................          134                 76                  134
Average commission rate (e) .............................     $ 0.0230           $ 0.0278             $ 0.0230
The ratios of expenses to average net assets
  without giving effect to the voluntary expense
  limitations described in Note 3 to the Financial
  Statements would have been (%)(b) .....................         2.62               3.72               214.91
Without giving effect to the voluntary
  expense limitations described in Note 3 to the
  Financial Statements net investment income per share
  would have been: ......................................     $   0.27           $   0.13             $ (23.33)(f)

  *Commencement of operations on May 1, 1996 and January 2, 1997, for the Institutional
   and Retail Classes, respectively.
(a)Periods less than one year are not annualized.
(b)Annualized for periods less than one year.
(c)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark downs or spreads on shares traded on a principal basis.
(f)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES EQUITY FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1997


1. Loomis Sayles Funds is comprised of seventeen no-load mutual funds (the "Funds").

Each Fund is a series of the Loomis Sayles Funds (the "Trust"). The Trust is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each Fund.

The Trust consists of the following Funds:

Fixed Income Funds                                    Equity Funds
------------------                                    -------------

Loomis Sayles Bond Fund                               Loomis Sayles Core Value Fund
Loomis Sayles Global Bond Fund                        Loomis Sayles Growth Fund
Loomis Sayles High Yield Fund                         Loomis Sayles International Equity Fund
Loomis Sayles Intermediate Maturity Bond Fund         Loomis Sayles Mid-Cap Growth Fund
Loomis Sayles Investment Grade Bond Fund              Loomis Sayles Mid-Cap Value Fund
Loomis Sayles Municipal Bond Fund                     Loomis Sayles Small Cap Growth Fund
Loomis Sayles Short-Term Bond Fund                    Loomis Sayles Small Cap Value Fund
Loomis Sayles U.S. Government Securities Fund         Loomis Sayles Strategic Value Fund
                                                      Loomis Sayles Worldwide Fund

The Equity Funds offer Institutional and Retail Class shares. Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. The Equity Funds commenced sale of the Retail Class shares on January 2, 1997. On this date, the original class of shares was renamed the Institutional Class. Retail and Institutional Classes differ with respect to distribution and certain other class-specific expenses and expense reductions. Retail Class shares are subject to distribution fees at an annual rate of 0.25% of the relevant fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to its distribution plan.

On October 27, 1997, the Board of Trustees approved the creation of an additional class of shares ("Admin Class") for the Small Cap Value Fund. These shares are subject to distribution fees at an annual rate of 0.25% of the Fund's average net assets, pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Act of 1940, and to administrative fees at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Admin Class. Beginning January 2, 1998, the Admin Class shares can be purchased through certain broker dealers and financial intermediaries, who were record owners of the shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Equity Funds:

A. SECURITY VALUATION -- Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Long term debt securities for which quotations are readily available are valued by a pricing service, approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future fund portfolio holdings will be denominated.

Forward currency contracts are valued at the forward currency exchange rate and marked-to-market daily. The change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in the Funds' Statements of Assets and Liabilities. Realized gains (losses) at the close of a contract are recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of the Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 1997, there were no open forward foreign exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust are directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned between funds in the Trust.

Investment income, realized and unrealized gains and losses, and the common expenses of a fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

F. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At December 31, 1997, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund pays its net investment income to shareholders annually. Distributions from net realized capital gains are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, non-deductible organization costs, deferred losses due to wash sales and excise tax regulations and net operating losses. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Capital gains dividends are determined on a Fund level.
For the period(s) ended (date), (name of fund)'s distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to (explain: i.e., foreign currency losses which decreased taxable income available for distribution after certain distributions had been made).

I. ORGANIZATION EXPENSE AND DEFERRED REGISTRATION COSTS -- In 1996, costs approximating $12,400 were incurred in connection with the initial registration and organization of the Worldwide Fund. These costs were paid by the Fund and have been amortized by the Fund to its Institutional Class as follows: $7,900 in initial registration costs over 12 months and $4,500 in organization costs over 60 months.

In 1997, the following costs were incurred in connection with the respective Fund's initial registration of its Retail Class shares which were offered for sale beginning on January 2, 1997. These costs are being amortized to the respective Fund's Retail Class over 12 months:

Core Value Fund ..............................................         $11,889
Growth Fund ..................................................          11,723
International Equity Fund ....................................          11,890
Small Cap Value Fund .........................................          12,691
Worldwide Fund ...............................................          11,907

In addition, in 1997 the following costs were incurred in connection with the respective Fund's initial registration of its Institutional and Retail Class shares. These costs are amortized over 12 months and allocated to each class of shares on a pro rata basis:

Mid-Cap Growth Fund ..........................................         $26,061
Mid-Cap Value Fund ...........................................          26,061
Small Cap Growth Fund ........................................          26,061
Strategic Value Fund .........................................          25,761

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended December 31, 1997 were as follows:

                                                                           Purchases
                                                            ----------------------------------------
                                                              U.S. Government            Other
                                                              ---------------            -----
Core Value Fund ............................................        $0                  $ 37,148,605
Growth Fund ................................................         0                    39,364,722
International Equity Fund ..................................         0                   104,078,811
Mid-Cap Growth Fund ........................................         0                     3,922,057
Mid-Cap Value Fund .........................................         0                     5,865,022
Small Cap Growth Fund ......................................         0                    10,433,671
Small Cap Value Fund .......................................         0                   232,923,943
Strategic Value Fund .......................................         0                     1,189,765
Worldwide Fund .............................................         0                     9,530,543

                                                                             Sales
                                                            ----------------------------------------
                                                              U.S. Government            Other
                                                              ---------------            -----
Core Value Fund ............................................        $0                  $ 30,188,060
Growth Fund ................................................         0                    53,802,044
International Equity Fund ..................................         0                   116,144,763
Mid-Cap Growth Fund ........................................         0                     2,435,051
Mid-Cap Value Fund .........................................         0                     2,886,384
Small Cap Growth Fund ......................................         0                     6,437,097
Small Cap Value Fund .......................................         0                   172,596,535
Strategic Value Fund .......................................         0                       265,613
Worldwide Fund .............................................         0                     8,970,995

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended December 31, 1997, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended December 31, 1997 provided for fees at the following annual percentage rate of each Fund's average daily net assets:

                                                                      Annual
                                                                    Percentage
        Fund                                                           Rate
        ----                                                        ----------

Core Value Fund ...............................................       0.50%
Growth Fund ...................................................       0.50%
International Equity Fund .....................................       0.75%
Mid-Cap Growth Fund ...........................................       0.75%
Mid-Cap Value Fund ............................................       0.75%
Small Cap Growth Fund .........................................       0.75%
Small Cap Value Fund ..........................................       0.75%
Strategic Value Fund ..........................................       0.50%
Worldwide Fund ................................................       0.75%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Institutional Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                       Annual
                                                                     Percentage
        Fund                                                            Rate
        ----                                                         ----------

Core Value Fund ...............................................       0.85%
Growth Fund ...................................................       0.85%
International Equity Fund .....................................       1.00%
Mid-Cap Growth Fund ...........................................       1.00%
Mid-Cap Value Fund ............................................       1.00%
Small Cap Growth Fund .........................................       1.00%
Small Cap Value Fund ..........................................       1.00%
Strategic Value Fund ..........................................       1.00%
Worldwide Fund ................................................       1.00%

Loomis Sayles also voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Retail Class shares of each Fund to the following percentage rate of the Fund's average daily net assets:

                                                                       Annual
                                                                     Percentage
        Fund                                                           Rate
        ----                                                         ----------

Core Value Fund ...............................................       1.10%
Growth Fund ...................................................       1.10%
International Equity Fund .....................................       1.25%
Mid-Cap Growth Fund ...........................................       1.25%
Mid-Cap Value Fund ............................................       1.25%
Small Cap Growth Fund .........................................       1.25%
Small Cap Value Fund ..........................................       1.25%
Strategic Value Fund ..........................................       1.25%
Worldwide Fund ................................................       1.25%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. OTHER EXPENSES -- Through May 31, 1997, New England Funds, L.P. (a subsidiary of New England Investment Companies) performed certain administrative, accounting and other services for the Trust. The expenses of those services, which were paid by the Trust, include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing, financial reporting functions and clerical functions relating to the Funds, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and reports and questionnaires for SEC compliance. For the period ended May 31, 1997, these expenses amounted to $33,003 for the nine Loomis Sayles Funds presented herein and are shown separately in the financial statements as Accounting and Administrative fees. Effective June 1, 1997, Loomis Sayles contracted with State Street Bank and Trust Company ("State Street") as Administrator to perform these services.

B. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent Trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

C. SHAREHOLDERS -- At December 31, 1997, Loomis Sayles Funded Pension Plan and the Loomis Sayles & Company, Employees Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

                                                                        Profit
                                                     Pension           Sharing
                                                       Plan              Plan
                                                     -------           --------

Core Value Fund ............................         372,468           577,979
Growth Fund ................................         236,417           817,522
International Equity Fund ..................         924,882           468,368
Mid-Cap Growth Fund ........................               0           141,876
Mid-Cap Value Fund .........................               0           140,937
Small Cap Growth Fund ......................               0           185,722
Small Cap Value Fund .......................         186,539         1,004,369
Strategic Value Fund .......................               0            69,835
Worldwide Fund .............................         458,728            80,212

4. FOREIGN SECURITIES -- Each Fund may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

5. CAPITAL STOCK TRANSACTIONS -- The tables below summarize the transactions in Fund shares for the period indicated:

                                                            Loomis Sayles Core Value Fund
                                            --------------------------------------------------------------
                                                  Period Ended                        Period Ended
                                                December 31, 1997                  December 31, 1996
                                            -----------------------------  -------------------------------
Institutional Class Shares                     Shares          Amount              Shares           Amount
--------------------------                     ------          ------              ------           ------
Issued from the sale of shares .......         921,281       $16,764,969           529,829      $  8,135,687
Issued in connection with the
  reinvestment of:
Dividends from investment income .....          31,287           542,617            34,377           539,962
Distributions from net realized gains
  on investment ......................         379,789         6,636,687           282,963         4,435,655
Redeemed .............................        (544,799)       (9,494,995)         (548,491)       (8,486,645)
                                              --------        ----------          --------      ------------
Net change ...........................         787,558       $14,449,278           298,678      $  4,624,659
                                              ========       ===========          ========      ============

Retail Class Shares*                           Shares          Amount
-------------------                            ------          ------
Issued from the sale of shares .......         107,737      $  1,958,564
Issued in connection with the
  reinvestment of:
Dividends from investment income .....             585            10,108
Distributions from net realized gains
  on investment ......................           7,805           135,567
Redeemed .............................         (40,972)         (699,525)
                                              --------      ------------
Net change ...........................          75,155      $  1,404,714
                                              ========      ============

*From January 2, 1997 (commencement of class operations).

                                                             Loomis Sayles Growth Fund
                                            --------------------------------------------------------------
                                                  Period Ended                       Period Ended
                                                December 31, 1997                  December 31, 1996
                                            -----------------------------  -------------------------------
Institutional Class Shares                      Shares         Amount              Shares         Amount
--------------------------                      ------         ------              ------         ------
Issued from the sale of shares .......         253,404      $  3,601,402          544,697      $  8,655,405
Issued in connection with the
  reinvestment of:
Dividends from investment income .....               0                 0                0                 0
Distributions from net realized gains
  on investment ......................         616,053         7,726,539          781,186        10,831,597
Redeemed .............................      (1,261,701)      (18,196,471)      (1,336,333)      (21,752,227)
                                            ----------      ------------        ---------      ------------
Net change ...........................        (392,244)     $ (6,868,530)         (10,450)     $ (2,265,225)
                                            ==========      ============       ==========      ============

Retail Class Shares*                            Shares         Amount
--------------------                            ------         ------

Issued from the sale of shares .......          76,184      $  1,122,980
Issued in connection with the
  reinvestment of:
Dividends from investment income .....               0                 0
Distributions from net realized gains
  on investment ......................           3,662            45,392
Redeemed .............................         (64,436)         (926,300)
                                            ----------      ------------
Net change ...........................          15,410      $    242,072
                                            ==========      ============

*From January 2, 1997 (commencement of class operations).

                                                      Loomis Sayles International Equity Fund
                                            ---------------------------------------------------------------
                                                  Period Ended                       Period Ended
                                                December 31, 1997                  December 31, 1996
                                            ----------------------------        ---------------------------
Institutional Class Shares                      Shares         Amount             Shares          Amount
--------------------------                      ------         ------             ------          ------
Issued from the sale of shares .......         784,236      $ 10,550,546          960,299      $ 11,920,606
Issued in connection with the
  reinvestment of:
Dividends from investment income .....          73,564           831,364           29,706           386,808
Distributions from net realized gains
  on investment ......................         747,653         8,671,415          223,502         2,918,686
Redeemed .............................      (1,224,562)      (16,864,605)      (1,149,339)      (14,242,945)
                                            ----------      ------------        ---------      ------------
Net change ...........................         380,891      $  3,188,720           64,168      $    983,155
                                            ==========      ============        =========      ============

Retail Class Shares*                            Shares         Amount
-------------------                             ------         ------
Issued from the sale of shares .......          61,345      $    821,531
Issued in connection with the
  reinvestment of:
Dividends from investment income .....             279             3,133
Distributions from net realized gains
  on investment ......................           2,433            28,082
Redeemed .............................         (43,382)         (569,458)
                                              --------      ------------
Net change ...........................          20,675      $    283,288
                                              ========      ============

*From January 2, 1997 (commencement of class operations).

                                                                        Loomis Sayles Mid-Cap Growth Fund
                                                                        -----------------------------------
                                                                         Period Ended December 31, 1997*
                                                                        -----------------------------------
Institutional Class Shares                                                        Shares          Amount
--------------------------                                                        ------          ------
Issued from the sale of shares ......................................             177,686        $1,840,192
Issued in connection with the
  reinvestment of:
Dividends from investment income ....................................               1,585            17,579
Distributions from net realized gains on investment .................               7,977            88,461
Redeemed ............................................................             (26,426)         (302,973)
                                                                                  -------        ----------
Net change ..........................................................             160,822        $1,643,259
                                                                                  =======        ==========

Retail Class Shares                                                               Shares          Amount
-------------------                                                               ------          ------
Issued from the sale of shares ......................................               7,906        $   88,646
Issued in connection with the
reinvestment of:
Dividends from investment income ....................................                  52               571
Distributions from net realized gains on investment .................                 338             3,749
Redeemed ............................................................              (1,893)          (21,751)
                                                                                  -------        ----------
Net change ..........................................................               6,403        $   71,215
                                                                                =========        ==========

*From January 2, 1997 (commencement of operations).

                                                                        Loomis Sayles Mid-Cap Value Fund
                                                                        -----------------------------------
                                                                         Period Ended December 31, 1997*
                                                                        -----------------------------------
Institutional Class Shares                                                        Shares          Amount
--------------------------                                                        ------          ------
Issued from the sale of shares ......................................             309,654       $ 3,352,605
Issued in connection with the reinvestment of:
Dividends from investment income ....................................               3,456            39,124
Distributions from net realized gains on investment .................              22,694           256,901
Redeemed ............................................................             (11,607)         (141,399)
                                                                                  -------       -----------
Net change ..........................................................             324,197       $ 3,507,231
                                                                                  =======       ==========

Retail Class Shares                                                               Shares          Amount
-------------------                                                               ------          ------
Issued from the sale of shares ......................................              13,686       $   159,030
Issued in connection with the reinvestment of:
Dividends from investment income ....................................                  96             1,089
Distributions from net realized gains on investment .................                 806             9,130
Redeemed ............................................................                  (6)              (79)
                                                                                   ------       -----------
Net change ..........................................................              14,582       $   169,170
                                                                                   ======       ===========

*From January 2, 1997 (commencement of operations).

                                                                            Loomis Sayles Small Cap Growth Fund
                                                                          --------------------------------------
                                                                              Period Ended December 31, 1997*
                                                                          --------------------------------------
Institutional Class Shares                                                        Shares          Amount
--------------------------                                                        ------          ------
Issued from the sale of shares ......................................             365,308        $3,697,821
Issued in connection with the reinvestment of:
Dividends from investment income ....................................                 152             1,640
Distributions from net realized gains on investment .................              15,970           172,472
Redeemed ............................................................             (37,420)         (420,264)
                                                                                  -------        ----------
Net change ..........................................................             344,010        $3,451,669
                                                                                  =======        ==========

Retail Class Shares                                                               Shares          Amount
-------------------                                                               ------          ------
Issued from the sale of shares ......................................             108,337        $1,114,195
Issued in connection with the reinvestment of:
Dividends from investment income ....................................                   0                 0
Distributions from net realized gains on investment .................               4,792            51,662
Redeemed ............................................................             (12,312)         (122,151)
                                                                                  -------        ----------
Net change ..........................................................             100,817        $1,043,706
                                                                                  =======        ==========

*From January 2, 1997 (commencement of operations).

                                                           Loomis Sayles Small Cap Value Fund
                                            ---------------------------------------------------------------
                                                   Period Ended                          Period Ended
                                                December 31, 1997                     December 31, 1996
                                            -------------------------------  ------------------------------
Institutional Class Shares                     Shares          Amount             Shares         Amount
--------------------------                     ------          ------             ------         ------
Issued from the sale of shares ........      3,738,215       $74,208,026        4,541,136      $79,316,546
Issued in connection with the
  reinvestment of:
Dividends from investment income                79,037         1,439,048           42,007           724,414
Distributions from net realized
  gains on investment .................      1,822,913        33,306,823        1,015,703        17,546,781
Redeemed ..............................     (1,877,683)      (35,245,314)      (2,093,985)      (36,249,230)
                                            ----------       -----------       ----------       -----------
Net change ............................      3,762,482       $73,708,583        3,504,861      $ 61,338,511
                                             =========       ===========        =========      ============

Retail Class Shares*                           Shares          Amount
-------------------                            ------          ------

Issued from the sale of shares ........      1,876,793       $37,883,528
Issued in connection with the
  reinvestment of:
Dividends from investment income                 6,200           112,840
Distributions from net realized
  gains on investment .................        219,001         3,991,586
Redeemed ..............................       (256,863)       (5,210,721)
                                             ---------       -----------
Net change ............................      1,845,131       $36,777,233
                                             =========       ===========

*From January 2, 1997 (commencement of class operations).

                                                                          Loomis Sayles Strategic Value Fund
                                                                          -----------------------------------
                                                                                     Period Ended
                                                                                  December 31, 1997*
                                                                               ------------------------
Institutional Class Shares                                                         Shares          Amount
--------------------------                                                         ------          -------
Issued from the sale of shares ...............................                     83,725      $    892,822
Issued in connection with the reinvestment of:
Dividends from investment income .............................                      1,198            13,783
Distributions from net realized gains on investment ..........                          0                0
Redeemed .....................................................                     (2,824)          (34,372)
                                                                                   ------      ------------
Net change ...................................................                     82,099      $    872,233
                                                                                   ======      ============

Retail Class Shares                                                                Shares          Amount
-------------------                                                                ------          ------

Issued from the sale of shares ...............................                     24,027      $    269,111
Issued in connection with the reinvestment of:
Dividends from investment income .............................                        360             4,143
Distributions from net realized gains on investment ..........                          0                0
Redeemed .....................................................                       (616)           (7,240)
                                                                                   ------      ------------
Net change ...................................................                     23,771      $    266,014
                                                                                   ======      ============

*From January 2, 1997 (commencement of operations).

                                                           Loomis Sayles Worldwide Fund
                                            ---------------------------------------------------------------
                                                   Period Ended                          Period Ended
                                                December 31, 1997                     December 31, 1996
                                            -------------------------------  ------------------------------
Institutional Class Shares                     Shares          Amount             Shares         Amount
--------------------------                     ------          ------             ------         ------
Issued from the sale of shares ........        220,662      $  2,356,777          475,045      $  4,759,937
Issued in connection with the
  reinvestment of:
Dividends from investment income                28,868           284,012           13,134           140,137
Distributions from net realized
  gains on investment .................         41,146           410,591                0                 0
Redeemed ..............................       (211,051)     $ (2,199,192)               0                 0
                                              --------      ------------          -------      ------------
Net change ............................         79,625      $    852,188          488,179      $  4,900,074
                                              ========      ============          =======      ============

Retail Class Shares**                          Shares          Amount
---------------------                          ------          ------

Issued from the sale of shares ........          1,794      $     19,549
Issued in connection with the
  reinvestment of:
Dividends from investment income                    83               809
Distributions from net realized
  gains on investment .................            121             1,199
Redeemed ..............................              0                 0
                                               -------      ------------
Net change ............................          1,998      $     21,557
                                               =======      ============

 *From May 1, 1996 (commencement of operations).
**From January 2, 1997 (commencement of class operations).

    1997 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the distributions set forth below have been designated as capital gains distributions for the fiscal year ended December 31, 1997:

                                                              28% Rate Gain       20% Rate Gain
                                                                 Amount              Amount
                                                              -------------      --------------
Core Value Fund ..........................................    $3,751,747             $1,437,762
Growth Fund ..............................................     4,445,993              1,581,254
International Equity Fund ................................     4,154,469              3,346,082
Mid-Cap Growth Fund ......................................             0                      0
Mid-Cap Value Fund .......................................             0                      0
Small Cap Growth Fund ....................................             0                      0
Small Cap Value Fund .....................................    10,149,976              6,246,533
Strategic Value Fund .....................................             0                      0
Worldwide Fund ...........................................       227,864                      0

On August 5, 1997, the Taxpayer Relief Act (the "Act") of 1997 was enacted. Under the Act, the maximum capital gain rate for individuals on net gains from investment activities was reduced from 28% to 20% (10% for persons taxed at a 15% rate) depending on both the holding period of the investment and the date the investment was sold. Capital gains realized from transactions that do not meet the prescribed transition and holding period rules of the Act will continue to be taxed at a maximum rate of 28%.

B. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended December 31, 1997, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                                                  Qualifying
                                                                  Percentage
                                                               ----------------
Core Value Fund .............................................      100.00%
Growth Fund .................................................        0.00%
International Equity Fund ...................................        0.00%
Mid-Cap Growth Fund .........................................        4.21%
Mid-Cap Value Fund ..........................................        8.21%
Small Cap Growth Fund .......................................        1.89%
Small Cap Value Fund ........................................        6.50%
Strategic Value Fund ........................................       39.80%
Worldwide Fund ..............................................        9.00%

C. FOREIGN TAX CREDITS -- The International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. During the period ended December 31, 1997, the total amount of foreign source income was $1,909,353 (or $0.25 per share). The total amount of foreign taxes passed through to shareholders was $199,346 (or $0.03 per share).

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of the Loomis Sayles Equity Funds:

    We have audited the accompanying statements of assets and liabilities of the Loomis Sayles Equity Funds (consisting of the Loomis Sayles Core Value Fund, Growth Fund, International Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund and Worldwide Fund) (collectively, the "Funds"), including the schedules of portfolio investments, as of December 31, 1997 and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Equity Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
February 23, 1998

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

EARL W. FOELL
DANIEL J. FUSS
RICHARD S. HOLWAY
TERRY R. LAUTENBACH
MICHAEL T. MURRAY

OFFICERS
PRESIDENT
DANIEL J. FUSS

EXECUTIVE VICE PRESIDENT                      TREASURER
ROBERT J. BLANDING                            MARK W. HOLLAND

VICE PRESIDENTS                               ASSISTANT TREASURER
JEROME A. CASTELLINI                          NICHOLAS H. PALMERINO
MARY C. CHAMPAGNE
E. JOHN DEBEER                                SECRETARY AND
PAUL H. DREXLER                               COMPLIANCE OFFICER
WILLIAM H. EIGEN, JR.                         SHEILA M. BARRY
CHRISTOPER R. ELY
QUENTIN P. FAULKNER                           ASSISTANT SECRETARIES
PHILIP C. FINE                                MARGARET W. CHAMBERS
MARTHA F. HODGMAN                             LAURIE M. GALLAGHER
JOHN HYLL                                     BONNIE S. THOMPSON
JEFFREY L. MEADE
KENT P. NEWMARK
SCOTT S. PAPE
JEFFREY C. PETHERICK
PHILIP J. SCHETTEWI
DAVID L. SMITH
SANDRA P. TICHENOR
JEFFREY W. WARDLOW
GREGG D. WATKINS
ANTHONY J. WILKINS
JOHN F. YEAGER III

For Information about:

  o Establishing an account
  o Account procedures and status
  o Exchanges
  o Shareholder services

PHONE 800-626-9390

For all other information about the Funds:

PHONE 800-633-3330

      TO REQUEST ANY OF THE FOLLOWING, PRESS OR SAY THE NUMBER
        [1] LITERATURE AND INFORMATION
        [2] NET ASSET VALUES AND YIELDS
        [3] SPEAK TO A MARKETING REPRESENTATIVE
        [4] ADVISORY, INSTITUTIONAL AND HIGH NET WORTH SERVICES

    As always, we are interested in your comments about the job we are doing and in answering any questions you may have. Please do not hesitate to give us a call at the phone number listed above, Monday through Friday, 8:45 to 4:45 p.m. EST.

INVESTMENT ADVISER
Loomis Sayles & Company, L.P. o One Financial Center o Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company o Boston, MA 02102

SHAREHOLDER SERVICING AGENT FOR STATE STREET BANK AND TRUST COMPANY Boston Financial Data Services, Inc. o P.O. Box 8314 o Boston, MA 02266

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P. o One Post Office Square o Boston, MA 02109

    This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.

                                                                       LSF802107